Protective Investment Company

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Annual Report

December 31, 1999

Performance and Portfolio Review by Fund

Protective Global Income Fund4
Managed by Goldman Sachs Asset Management International

Performance Review -- Over the 12-month period ended December 31, 1999, the Fund generated a -1.20% cumulative total return.1 Over the same time period, the Fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged into U.S. dollars), generated a cumulative total return of 0.72%.

The Portfolio's underperformance versus its benchmark is attributable to several factors. A move to an underweight position in Japanese bonds early in 1999 was detrimental to performance when that market experienced an extended rally beginning mid-year. Additionally, an overweighting to European bonds detracted from performance late in the period when, despite a subdued inflationary environment, the market reacted to signs that the economy was growing at a strong pace. Finally, the UK had a negative impact on performance when the yield curve underwent a sharp inversion. (From March 31, 1999 through October 31, 1999, the 30-year yield remained unchanged, while the five-year yield rose 1.50%.)

Portfolio Highlights

•  U.S. Inflation Protected Bonds (TIPS) -- We continued to hold these bonds, which outperformed as the stronger U.S. growth rates led the market to discount higher implied rates.

•  New Zealand Bonds -- We purchased these as a yield pickup versus U.S. bonds, based on the tight monetary stance imposed by the Central Bank and the steepness of the New Zealand yield curve.

•  Long Maturity (30 years): Italian and French Government Bonds -- We adopted a barbell (cash and 30 year bonds) in Euro government bonds on the basis that the market was underestimating the degree of tightening required by the European Central Bank (ECB). As these prospective tightenings became priced into the market, short maturity bonds underperformed longer maturity bonds (curve flattening), resulting in a positive contribution to portfolio performance.

Outlook -- We presently favor the U.S. bond market relative to the European bond markets. This position is based on our opinion that the U.S. is at the end of a growth cycle, while the European economies appear poised to enter a period of sustained growth. Although a recent 50-basis-point rate increase by the European Central Bank (ECB) is likely to leave rates on hold through the new year, we believe continued growth will reduce excess capacity. This will likely lead to further rate increases by the ECB, which in turn will place further upward pressure on yields, particularly in the shorter maturities.

In Japan, we expect continuing improvement in growth, combined with further fiscal stimulus (in the form of a US$17 billion stimulus package), will weigh heavily on the bond market. However, we do not foresee a dramatic increase in Japanese interest rates, as the "zero interest rate" policy adopted by the Bank of Japan is likely to remain in place through much of 2000.

1,4 Please see page 14 for disclosures.

Protective Global Income Fund

Managed by Goldman Sachs Asset Management International

The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the J.P. Morgan Global Government Bond Index (hedged to U.S. dollars).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

	J.P. Morgan Global Govt. Bond Index (Hedged)	Protective Global Income Fund
4/1/1994(b)	$10,000	$10,000
12/31/94	$9,911	$10,014
12/31/95	$11,684	$11,711
12/31/96	$12,693	$12,820
12/31/97	$14,071	$14,093
12/31/98	$15,610	$15,559
12/31/99	$15,721	$15,374

TOTAL RETURN1 SUMMARY

	Year Ended December 31, 1999	Cumulative Total Return through December 31, 1999		Average Annual Total Return through December 31, 1999
Protective Global Income Fund	-1.20%	52.40	%(a)	7.53	%(a)
J.P. Morgan Global Government Bond Index (Hedged)	0.72%	57.21	%(b)	8.10	%(b)
(a)	From the commencement of investment operations on March 14, 1994.
(b)	Performance for the benchmark is not available for the period March 14, 1994 (commencement of investment operations) through March 31, 1994. For that reason, performance is shown from April 1, 1994.

Bond Allocation as of December 31, 1999*

Country of Issuer	Percentage of Net Assets
United States	25.5%
Japan	15.5
Italy	12.4
United Kingdom	11.1
The Netherlands	5.9
France	5.5
Canada	4.2
Spain	2.8
Sweden	2.0
New Zealand	1.8

Goldman Sachs Global Fixed Income Portfolio Management Team
January 31, 2000

* Please see page 14 for disclosures.

Protective International Equity Fund 3
Managed by Goldman Sachs Asset Management International

Performance Review -- Over the 12-month period ended December 31, 1999, the Fund generated a 33.11% cumulative total return.1 Over the same time period, the MSCI EAFE (unhedged) Index, generated a total return of 27.29%. The FT/S&P Actuaries Europe & Pacific (Europac) Total Return Index (unhedged, with dividends reinvested) generated a total return of 30.27%.

Benchmark Change

Beginning in 2000, we will report and evaluate the Fund's risk profile against the MSCI EAFE (unhedged) Index (previously, the Fund's benchmark was the FT/S&P Actuaries EuroPac Total Return Index).

Portfolio Highlights

•  Nokia -- Nokia is the leading global handset provider. The company continues to benefit from increased mobile phone penetration worldwide. We believe this trend is likely to continue unabated as the growth of wireless data communication gains momentum. Given the favorable demand-supply characteristics in this industry we continue to maintain exposure in this sector.

•  VNU -- VNU has exposure to two fast growing areas of global media: 1) yellow pages publishing which is ideally positioned for e-commerce transactions via the Internet and 2) through their recent U.S. acquisition, Neilson, a company that focuses on market research and media solutions and which is benefitting from the transference of traditional advertising towards the Internet. We believe VNU continues to be attractively valued relative to its comparables and we maintain our overweight position in this sector.

•  Rohm -- Rohm is a semiconductor company specializing in niche, customized chips. Because of the company's strong determination to stay away from commodity chips, it boasts the highest returns on capital among Japanese semiconductor companies. Rohm's renewed focus on telecom applications are bearing fruit on the back of continued explosive growth in the cellular phone market in Japan. Demand pick-up in the Asian AV (audio-visual) market is also adding to credible earnings recovery this year.

Outlook

Europe -- We are positive on the outlook for European equities. Growth continues to strengthen across the region in the relative absence of inflation, and long-term prospects are enhanced by ongoing structural reform in the pension and savings industry, which we expect over time will lead to highly significant inflows of funds into equity markets. There continues to be profound structural change taking place in the corporate sector, which is now truly cross-border in nature. At the sector level, the relative narrow Internet representation across Europe's markets has rekindled interest in providers of product in related industries--such as infrastructure and software providers, media companies and cable operators--thus providing investment opportunities.

Japan -- Looking ahead to the next six months, we are cautiously optimistic about the market. Interim results announced during the past three months were better than initial company forecasts, reinforcing a view that corporate profits were on a recovery path. Many companies are in the process of implementing restructuring plans that were announced in early 1999. We believe these plans will buttress earnings, even during a period of contracting revenues. Any change in market sentiment toward growth-oriented, telecom-related stocks whose valuations are already stretched after a substantial year-long rise is a potential market risk.

Asia -- Powerful economic growth in Asia should continue into 2000. Whereas exports to the U.S. and Europe originally led Asia out of its financial crisis, growth in 2000 should be characterized by increasing domestic demand, intra-regional trade and the revival of the Japanese market. This should help insulate Asia from a slowdown or tighter liquidity in the Western markets. At the sector level, strong global growth should feed into higher commodity prices which will benefit commodity exporters such as Australia and New Zealand. Technology will also remain an important sector, despite the global overvaluation in certain 'dot.com' shares. Asia's dominance in many technologies is built on the foundation of competitive, focused companies that continue to trade at compelling valuations.

1,3 Please see page 14 for disclosures.

Protective International Equity Fund

Managed by Goldman Sachs Asset Management International

The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the Financial Times/S&P Actuaries Europe & Pacific Index (Unhedged).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

	Protective International Equity Fund	Financial Times/S&P Actuaries Europe & Pacific Index (unhedged)
4/1/94(b)	$10,000	$10,000
12/31/94	$9,793	$10,405
12/31/95	$11,718	$11,512
12/31/96	$13,949	$12,182
12/31/97	$14,565	$12,154
12/31/98	$17,572	$14,167
12/31/99	$23,385	$18,454

TOTAL RETURN1 SUMMARY

	Year Ended December 31, 1999	Cumulative Total Return through December 31, 1999		Average Annual Total Return through December 31, 1999
Protective International Equity Fund	33.11%	128.81	%(a)	15.33	%(a)
Financial Times/S&P Actuaries Europe & Pacific Index (Unhedged)	30.27%	84.54	%(b)	11.13	%(b)
(a)	From the commencement of investment operations on March 14, 1994.
(b)	Performance for the benchmark is not available for the period March 14, 1994 (commencement of investment operations) through March 31, 1994. For that reason, performance is shown from April 1, 1994.

Top 10 Portfolio Holdings as of December 31, 1999*

Company	Country	Line of Business	Percentage of Net Assets
Nokia Oyj	Finland	Telecommunications	2.7%
British Telecommunications PLC	United Kingdom	Telecommunications	2.1
Ericsson LM Telephone	Sweden	Telephone	2.1
Telefonica SA	Spain	Telecommunications	1.9
NTT Corp.	Japan	Communication Services	1.9
Rohm Co. Ltd.	Japan	Electronics - Semiconductors	1.8
Mannesmann AG	Germany	Manufacturing - Diversified	1.8
Total Fina SA	France	Oil & Gas Services	1.7
VNU N.V.	The Netherlands	Publishing - Newspapers	1.6
Vodafone Airtouch PLC	United Kingdom	Telecommunications	1.5

Goldman Sachs International Equity Portfolio Management Team
January 31, 2000

* Please see page 14 for disclosures.

Protective Capital Growth Fund4
Managed by Goldman Sachs Asset Management

Performance Review -- Over the 12-month period ended December 31, 1999, the Fund generated a 27.76% cumulative total return.1 Over the same time period, the Fund's benchmark, the Standard & Poor's 500 Index (with dividends reinvested), generated a cumulative total return of 21.04%.

The Fund's outperformance was primarily attributable to stock selection. In particular, the Fund's positions in the Technology and Media & Communications sectors contributed strongly to performance.

Portfolio Highlights

•  AT&T Liberty Media (2.1% of net assets), Time Warner (2.0% of net assets) and CBS Corp. (1.2% of net assets) -- Stocks in the Media & Communications sector were the strongest performers over the year, as these holdings are well-positioned to benefit from the explosive growth of the Internet and the subsequent growth in demand for high-speed wireless and cable-based voice and data traffic platforms.

•  Qualcomm (1.8% of net assets), Sun Microsystems (1.8% of net assets) and Cisco Systems (2.8% of net assets) -- Technology stocks also performed very well over the year as consumer demand for technological improvements and high-speed microprocessors led to strong gains for many Technology holdings. Qualcomm has grown tremendously as the company's focus on the production of wireless telephone microprocessors has resulted in its Code Division Multiple Access (CDMA) technology achieving the leading position in the industry. Sun Microsystems and Cisco Systems continue to lead the charge in the Internet infrastructure arena, and we believe these companies are well-positioned to become even more dominant forces as the Internet continues to grow exponentially.

Outlook -- We are generally bullish on the U.S. economy. Over the last decade, global communications has increased, resulting from significant technological advances as well as a generally peaceful world political environment. We believe that this trend, combined with favorable demographic trends, will benefit U.S. companies over the long term. More fundamentally, though, we continue to focus on the core business characteristics which provide a foundation for long-term growth, such as strength of franchise, quality of management, and free cash flow, along with favorable demographic trends. We believe that the enduring competitive advantage of the companies we own -- based on the criteria mentioned above -- will withstand even an uncertain market environment.

1,4 Please see page 14 for disclosures.

Protective Capital Growth Fund

Managed by Goldman Sachs Asset Management

The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the S&P 500 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

	Protective Capital Growth Fund	S&P 500 Index (with income reinvested)
6/13/95	$10,000	$10,000
12/31/95	$10,693	$11,626
12/31/96	$13,051	$14,293
12/31/97	$17,564	$19,060
12/31/98	$23,668	$24,542
12/31/99	$30,238	$29,706

TOTAL RETURN1 SUMMARY

	Year Ended December 31, 1999	Cumulative Total Return through December 31, 1999(a)	Average Annual Total Return through December 31, 1999(a)
Protective Capital Growth Fund	27.76%	202.38%	27.51%
S&P 500 Index (with income reinvested)	21.04%	197.06%	27.01%
(a)	From the commencement of investment operations on June 13, 1995.

Top 10 Portfolio Holdings as of December 31, 1999*

Company	Line of Business	Percentage of Net Assets
Microsoft Corp.	Computer Software & Services	4.4%
General Electric Co.	Diversified Manufacturing	3.9
Cisco Systems, Inc.	Computer Hardware/Software & Services	2.8
Wal-Mart Stores, Inc.	Retail	2.4
Exxon Mobil Corp.	Oil	2.3
Intel Corp.	Semiconductors	2.3
AT&T Corp. - Liberty Media Group	Telecommunications	2.2
Time Warner, Inc.	Diversified Operations	2.0
Colgate-Palmolive Co.	Household Products	1.8
Qualcomm, Inc.	Telecommunications	1.8

Goldman Sachs Growth Equity Investment Management Team
January 31, 2000

* Please see page 14 for disclosures.

Protective Growth and Income Fund4
Managed by Goldman Sachs Asset Management

Performance Review -- Over the 12-month period ended December 31, 1999, the Fund generated a 5.99% cumulative total return.1 Over the same time period, the Fund's benchmark, the Standard & Poor's 500 Index (S&P 500) (with dividends reinvested), generated a cumulative total return of 21.04%.

The Fund's underperformance versus its benchmark is due primarily to the general underperformance of the value style during the period. Although value surged during the second quarter of 1999, the growth-led market resumed its pace thereafter, erasing the strong performance of the second quarter.

More specific to the portfolio, several key factors detracted from performance, including a sizeable underweight position in technology, adverse stock selection in financials, and overweight positions in tobacco, medical providers and electric utilities.

Outlook -- Most of 1999 was a difficult period for value. Though some of our holdings were punished in this environment, we remain confident in our long-term assessments of their businesses. We are also excited about the investment opportunities that currently exist in the market and will continue to search for businesses that we believe will generate value for the fund over the long term.

Additionally, as part of our ongoing efforts to continually improve the Fund for the benefit of shareholders, we have, over the past year, implemented some changes. Most recently, these include:

•  Adding two senior portfolio managers and, as a result, substantial experience specific to large cap U.S. equities.

•  Implementing a value investment philosophy with a primary emphasis on company quality, as measured by management, strategy and long-term sustainable advantages.

•  Aligning portfolio structure with the goals of performance that is competitive with the
S&P 500 and in the top quartile versus Growth and Income Fund competitors.

1,4 Please see page 14 for disclosures.

Protective Growth and Income Fund

Managed by Goldman Sachs Asset Management

The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the S&P 500 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

	S&P 500 Index (with income reinvested)	Protective Growth and Income Fund
3/14/94	$10,000	$10,000
12/31/94	$10,073	$9,813
12/31/95	$13,861	$12,983
12/31/96	$17,041	$16,465
12/31/97	$22,724	$21,376
12/31/98	$30,564	$20,753
12/31/99	$36,995	$21,996

TOTAL RETURN1 SUMMARY

	Year Ended December 31, 1999	Cumulative Total Return through December 31, 1999(a)	Average Annual Total Return through December 31, 1999(a)
Protective Growth and Income Fund	5.99%	119.96%	14.55%
S&P 500 Index (with income reinvested)	21.04%	269.95%	25.27%
(a)	From the commencement of investment operations on March 14, 1994.

Top 10 Portfolio Holdings as of December 31, 1999*

Company	Line of Business	Percentage of Net Assets
Microsoft Corp.	Computer Software & Services	4.6%
General Electric Co.	Diversified Manufacturing	3.5
Exxon Mobil Corp.	Oil	2.7
Intel Corp.	Semiconductors	2.3
International Business Machines, Inc.	Computer Hardware/Software & Services	2.2
Royal Dutch Petroleum Co.	Oil	2.1
Wal-Mart Stores, Inc.	Retail	2.0
Cisco Systems, Inc.	Computer Hardware/Software & Services	1.9
Lucent Technologies, Inc.	Telecommunications	1.6
Citigroup, Inc.	Banks	1.6

Goldman Sachs Value Management Team
January 31, 2000

* Please see page 14 for disclosures.

Protective CORESM U.S. Equity Fund
Managed by Goldman Sachs Asset Management

Performance Review -- Over the 12-month period ended December 31, 1999, the Fund generated a 23.02% cumulated total return.1 Over the same time period the Fund's benchmark, the Standard & Poor's 500 Index (with dividends reinvested) generated a 21.04% cumulative total return.

The CORESM strategy is a well-defined investment process that has historically provided consistent, risk-managed performance. The diversification of our models typically adds value, because when one theme doesn't work, others usually do. For example, when momentum stocks underperform, value stocks typically advance more than average.

CORE's emphasis on Value and Momentum factors helped returns during the year. In general, the returns to Value were higher in the early part of the year, sagged in mid-year, and staged a comeback at year end. Momentum fared well most months of the year and surged in the last two months. However, there were two months in which Momentum detracted substantially from returns.

Outlook -- Although the market's returns were driven by relatively few stocks, and return dispersion (the difference between the best- and worst-performing stocks) remained high during the year, the Fund's investment process led to returns higher than the Fund's benchmark, as it has done in the past. Going forward we continue to believe that cheaper stocks should outpace more expensive ones, good momentum stocks should do better than poor momentum stocks, lower-risk stocks should perform better than higher-risk stocks, as should those favored by research analysts. As such, we expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations. As always, we remain fully invested, and therefore participate in all market movements.

1 Please see page 14 for disclosures.

Protective CORE U.S. Equity Fund

Managed by Goldman Sachs Asset Management

The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the S&P 500 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

	S&P 500 Index (with income reinvested)	Protective CORE U.S. Equity Fund
3/14/94	$10,000	$10,000
12/31/94	$10,073	$10,053
12/31/95	$13,861	$13,746
12/31/96	$17,041	$16,762
12/31/97	$22,724	$21,949
12/31/98	$30,564	$26,850
12/31/99	$36,995	$33,030

TOTAL RETURN1 SUMMARY

	Year Ended December 31, 1999	Cumulative Total Return through December 31, 1999(a)	Average Annual Total Return through December 31, 1999(a)
Protective CORE U.S. Equity Fund	23.02%	230.30%	22.86%
S&P 500 Index (with income reinvested)	21.04%	269.95%	25.27%
(a)	From the commencement of investment operations on March 14, 1994.

Top 10 Portfolio Holdings as of December 31, 1999*

Company	Line of Business	Percentage of Net Assets
Microsoft Corp.	Computer Software & Services	5.0%
General Electric Co.	Diversified Manufacturing	4.3
Cisco Systems, Inc.	Computer Hardware/Software & Services	3.1
Exxon Mobil Corp.	Oil	2.9
International Business Machines, Inc.	Computer Hardware/Software & Services	2.2
American International Group, Inc.	Insurance	2.0
AT&T Corp.	Telecommunications	1.9
Intel Corp.	Semiconductors	1.8
SBC Communications, Inc.	Telecommunications	1.7
Royal Dutch Petroleum Co.	Oil	1.7

Goldman Sachs Quantitative Equity Management Team
January 31, 2000

* Please see page 14 for disclosures.

Protective Small Cap Value Fund2,4
Managed by Goldman Sachs Asset Management

Performance Review -- Over the 12-month period ended December 31, 1999, the Fund generated a cumulative total return of 0.24%.1 Over the same time period, the Russell 2000 Value Index, generated a -1.49% cumulative total return. The Russell 2000 Index generated a 21.26% return.

Benchmark Change

Beginning in 2000, we will report and evaluate the Fund's risk profile against the Russell 2000 Value Index (previously the Fund's benchmark was the Russell 2000 Index). We believe that over a complete business cycle, either a growth or value style will offer competitive returns. Over shorter time periods, however, we believe it is important to view our performance versus a value benchmark such as the Russell 2000 Value Index, as it more accurately captures our style of investing and the universe in which we search for investment ideas.

Portfolio Highlights

•  General Semiconductor -- Along with several other semi-conductor and electrical equipment stocks held by the Portfolio, General Semiconductor benefitted from improved supply and demand dynamics for the semiconductor equipment industry.

•  Varian Medical Systems, Varian Inc. (VARI) and Varian Semiconductor (VSEA) -- These three stocks began trading in 1999 when Varian Associates split into separate publicly traded medical, semiconductor and high-tech instrument companies. We believed that both VSEA and VARI traded at a substantial discount to their fundamental value in the wake of the split; returns for the year of between 68% and 122% for each of the three substantiated our investment thesis.

Outlook -- Most of 1999 was a difficult period for value. Though some of our holdings were punished in this environment, we remain confident in our long-term assessments of their businesses. We are also excited about the investment opportunities that currently exist in the market and will continue to search for businesses that we believe will generate value to our portfolio over the long term.

Additionally, as part of our ongoing efforts to improve the Fund for the benefit of shareholders, we have, over the past year, implemented some changes. These include:

•  Adding a new Chief Investment officer, Eileen Rominger, to the U.S. Value Team. Eileen brings 18 years of value investment experience to the team.

•  Implementing a value investment philosophy with a primary emphasis on company quality, as measured by management, strategy and long-term, sustainable advantages.

As in the past, we thank you for your continued confidence.

1,2,4 Please see page 14 for disclosures.

Protective Small Cap Value Fund

Managed by Goldman Sachs Asset Management

The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the Russell 2000.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

3/14/94	$10,000	$10,000
12/31/94	$9,547	$9,013
12/31/95	$12,263	$9,596
12/31/96	$14,290	$11,537
12/31/97	$18,414	$15,251
12/31/98	$17,942	$12,914
12/31/99	$21,757	$12,945

TOTAL RETURN1 SUMMARY

	Year Ended December 31, 1999	Cumulative Total Return through December 31, 1999(a)	Average Annual Total Return through December 31, 1999(a)
Protective Small Cap Value Fund	0.24%	29.45%	4.55%
Russell 2000 Index (with income reinvested)	21.26%	117.57%	14.33%
(a)	From the commencement of investment operations on March 14, 1994.

Top 10 Portfolio Holdings as of December 31, 1999*

Company	Line of Business	Percentage of Net Assets
Career Education Corp.	Education	3.3%
General Semiconductor, Inc.	Semiconductors	2.9
Pacific Century Financial Corp.	Banks	2.7
UCAR International, Inc.	Steel	2.5
Varian Medical Systems, Inc.	Drugs & Health Care	2.3
PXRE Group Ltd.	Insurance	2.1
Beverly Enterprises, Inc.	Health Care	2.0
Haemonetics Corp.	Drugs & Health Care	2.0
Public Service Company of New Mexico	Electric Utilities	1.9
Burlington Industries, Inc.	Textiles	1.9

Goldman Sachs Value Management Team
January 31, 2000

* Please see page 14 for disclosures.

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

1 Fund results represent past performance and do not indicate future results. Total return is calculated assuming a purchase of shares at net asset value per share on the last day of the prior fiscal period and a sale at the net asset value per share on the last day of the period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. The value of an investment and the return on investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

 Further, all performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Fund operating expenses but do not reflect any fees and charges imposed in connection with a variable annuity or variable life insurance contract. If the performance information included the effect of these charges or had Protective Investment Advisors, Inc. not reimbursed certain Fund expenses, total returns would have been lower.

2 The stocks of smaller companies are often associated with higher risks and greater volatility than stocks or larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

3 Emerging market securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

4 The Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

PROTECTIVE GLOBAL INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

Security Description		Principal Amount (000)	U.S.$ Value
CORPORATE BONDS—32.0%
CANADA—1.5%
North America Capital Corp.
8.250%, 11/17/2003	GBP	200	$325,150
Province of Quebec
7.500%, 09/15/2029	USD	600	574,140

			899,290

FRANCE—0.5%
Credit National Interfinance BV
7.000%, 11/14/2005	USD	300	289,518

GERMANY—0.9%
LB Rheinland-Pfalz Girozent
5.750%, 10/16/2003	EUR	511	528,175

JAPAN—6.5%
Asian Development Bank
5.625%, 02/18/2002	JPY	200,000	2,176,005
5.820%, 06/16/2028	USD	500	458,520
European Investment Bank
2.125%, 09/20/2007	JPY	50,000	512,460
International Bank for Reconstruction & Development
5.250%, 03/20/2002	JPY	80,000	870,479

			4,017,464

LUXEMBOURG—0.6%
Tyco International Group S.A.
6.875%, 09/05/2002	USD	400	394,444

NORWAY—0.5%
Sparebanken Rogaland
9.200%, 08/18/2009	USD	300	306,783

SPAIN—0.5%
BSCH Issuance Ltd.
7.625%, 11/03/2009	USD	300	296,601

THE NETHERLANDS—4.5%
Bank Nederland Gemeenten N.V.
6.375%, 03/30/2005	GBP	300	$477,618
GMAC International Finance
5.000%, 01/18/2005	EUR	700	702,959
Tecnost International N.V.
5.375%, 07/30/2004	EUR	1,600	1,578,570

			2,759,147

UNITED KINGDOM—6.9%
Abbey National Treasury
8.000%, 04/02/2003	GBP	700	1,156,161
B.A.T. International Finance
4.875%, 02/25/2009	EUR	500	451,414
Cable & Wireless PLC
6.500%, 12/16/2003	USD	400	388,273
Diageo Capital PLC
6.000%, 03/27/2003	USD	200	192,040
Eastern Electricity PLC
8.375%, 03/31/2004	GBP	300	498,196
Imperial Tobacco Group PLC
7.125%, 04/01/2009	USD	400	361,120
National Westminster Bank
7.375%, 10/01/2009	USD	400	390,892
Royal Bank of Scotland
5.250%, 07/22/2008	DEM	800	383,875
Standard Charter Bank
5.375%, 05/06/2009	EUR	500	458,747

			4,280,718

UNITED STATES—9.6%
Ameritech Capital Fund
5.875%, 02/19/2003	USD	400	384,160
Associates Corp. of North America
5.800%, 04/20/2004	USD	400	378,996
Bank of America Corp.
6.625%, 06/15/2004	USD	600	585,180
Conoco, Inc.
5.900%, 04/15/2004	USD	400	381,868

The accompanying notes are an integral part of the financial statements.

Ford Motor Credit Co.
6.125%, 04/28/2003	USD	700	$679,133
Highwoods Realty LP
6.750%, 12/01/2003	USD	300	282,003
Household Finance Corp.
6.125%, 02/27/2003	USD	600	572,626
Lehman Brothers Holdings PLC
6.950%, 06/22/2004	GBP	400	625,057
MEPC Finance, Inc.
7.500%, 05/01/2003	USD	500	498,925
Merrill Lynch & Co., Inc.
6.000%, 02/12/2003	USD	400	387,612
Prudential Insurance Company of America
6.375%, 07/23/2006	USD	600	554,940
TRW, Inc.
7.125%, 06/01/2009	USD	600	570,080

			5,900,580

TOTAL CORPORATE BONDS— (Cost $20,133,839)			19,672,720

GOVERNMENT AND AGENCY SECURITIES—60.2%
AUSTRALIA—0.5%
Commonwealth of Australia
6.750%, 11/15/2006	AUD	500	326,793

CANADA—2.9%
Government of Canada
5.250%, 09/01/2003	CAD	1,000	671,341
6.000%, 06/01/2008	CAD	1,600	1,089,574

			1,760,915

DENMARK—1.9%
Kingdom of Denmark
8.000%, 05/15/2003	DKK	8,000	1,176,948

FRANCE—5.2%
Government of France
3.000%, 07/12/2001	EUR	1,500	$1,485,337
8.500%, 04/25/2023	EUR	800	1,055,528
5.500%, 04/25/2029	EUR	700	658,812

			3,199,677

ITALY—12.9%
Republic of Italy
4.500%, 04/15/2001	EUR	3,000	3,034,917
5.125%, 07/29/2003	JPY	80,000	906,407
4.000%, 07/15/2004	EUR	1,400	1,351,339
6.500%, 11/01/2027	EUR	2,500	2,616,455

			7,909,118

JAPAN—9.6%
Government of Japan
0.900%, 12/22/2008	JPY	650,000	5,901,729

NEW ZEALAND—1.8%
New Zealand Government
8.000%, 11/15/2006	NZD	2,100	1,142,193

SPAIN—2.4%
Kingdom of Spain
4.500%, 07/30/2004	EUR	1,500	1,483,882

SWEDEN—2.1%
Kingdom of Sweden
5.000%, 01/15/2004	SEK	11,000	1,275,096

THE NETHERLANDS—1.6%
Kingdom of Netherlands
3.000%, 02/15/2002	EUR	1,000	978,741

UNITED KINGDOM—3.8%
U.K. Treasury
7.750%, 09/08/2006	GBP	700	1,239,327
9.000%, 08/06/2012	GBP	400	860,734
8.000%, 06/07/2021	GBP	100	230,746

			2,330,807

UNITED STATES—15.5%
Federal National Mortgage Association
2.125%, 10/09/2007	JPY	50,000	513,605

The accompanying notes are an integral part of the financial statements.

United States Treasury Bond
6.125%, 11/15/2027	USD	5,100	$4,746,162
United States Treasury Notes
3.625%, 01/15/2008	USD	624	594,641
4.750%, 11/15/2008	USD	1,400	1,234,842
6.000%, 08/15/2009	USD	2,500	2,421,875

			9,511,125

TOTAL GOVERNMENT AND AGENCY SECURITIES— (Cost $37,555,449)			36,997,024

SHORT TERM INVESTMENTS—7.8%
GERMANY—0.8%
Deutsche Bank
5.730%, 01/20/2000	USD	500	495,646

THE NETHERLANDS—0.8%
Rabobank Nederland
5.730%, 01/20/2000	USD	500	$495,647

UNITED STATES—0.8%
Halifax Corp.
5.730%, 01/20/2000	USD	500	495,647

TIME DEPOSIT—5.4%
State Street Bank and Trust Co. Eurodollar Time Deposit
4.000%, 01/03/2000	USD	3,330	3,330,000

TOTAL SHORT TERM INVESTMENTS— (Cost $4,826,068)			4,816,940

TOTAL INVESTMENTS— (Cost $62,515,356)—100.0%			$61,486,684

*See Glossary of Terms on page 50.

The accompanying notes are an integral part of the financial statements.

PROTECTIVE INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

Security Description	Shares	U.S.$ Value
COMMON STOCK—98.7%
AUSTRALIA—2.6%
AMP Ltd.	18,300	$202,195
Australia & New Zealand Banking Group Ltd.	26,500	192,779
Brambles Industries Ltd.	6,000	165,922
Broken Hill Proprietary Co. Ltd.	43,900	576,436
Cable & Wireless Optus Ltd.*	119,200	398,317
Coles Myer Ltd.	40,700	210,229
Commonwealth Bank of Australia	26,500	456,330
Foster's Brewing Group Ltd.	101,200	290,333
Lend Lease Corp.	19,960	279,634
National Australia Bank Ltd.	35,800	547,613
News Corp.	40,000	388,385
Pioneer International Ltd.	18,900	56,952
Rio Tinto Ltd.	24,100	517,700
Tabcorp Holdings Ltd.	31,278	211,788
Telstra Corp. Ltd.	75,000	407,687
Westpac Banking Corp. Ltd.	32,629	225,070
WMC Ltd.	31,800	175,364
Woodside Petroleum Ltd.	44,200	326,445
Woolworths Ltd.	44,414	152,787

		5,781,966

BELGIUM—0.7%
Dexia*	18,766	1,555,037

FINLAND—2.9%
MeritaNordbanken Oyj*	75,538	444,384
Nokia Oyj	33,188	6,017,746

		6,462,130

FRANCE—9.3%
Accor SA	14,520	701,644
Air Liquide SA	9,340	1,563,717
Alstom	38,381	1,279,748
AXA SA	11,665	1,626,302
Carrefour Supermarche SA	4,434	817,832
Compagnie Generale des Etablissements Michelin	25,644	1,007,466
Rhodia SA	92,298	2,086,389
Aventis SA	46,109	2,680,043
Societe Generale	9,818	2,284,627
Total Fina SA	28,759	3,838,574
Vivendi	33,154	2,994,101

		20,880,443

GERMANY—7.9%
Allianz AG	4,552	1,529,249
BASF AG	27,484	1,411,986
Deutsche Bank AG*	6,337	535,263
Deutsche Telekom AG	20,224	$1,440,345
Epcos AG*	29,211	2,192,214
HypoVereinsbank	10,166	694,321
Mannesmann AG	16,778	4,047,864
Muenchener Rueckversicherungs- Gesellschaft AG	2,329	590,752
Preussag AG	23,826	1,327,261
Sap AG	3,882	2,338,498
Siemens AG	13,277	1,689,210

		17,796,963

HONG KONG—2.7%
Cable & Wireless HKT. Ltd.	227,200	656,157
Cheung Kong Holdings Ltd.	50,000	633,563
China Telecom Ltd.*	184,000	1,148,003
CLP Holdings Ltd.	50,000	230,270
Giordano International Ltd.	332,000	341,674
Hang Seng Bank Ltd.	31,000	353,927
Hong Kong & China Gas Co. Ltd.	237,000	324,699
Hutchison Whampoa Ltd.	133,000	1,933,363
New World China Land Ltd.*	10,000	3,698
New World Development Co. Ltd.	187,000	420,982

		6,046,336

IRELAND—0.4%
Bank of Ireland	111,493	887,266

ITALY—2.8%
Banca di Roma	440,341	566,005
ENI SPA	166,046	913,274
San Paolo-IMI SPA	77,232	1,049,517
Seat Pagine Gialle SPA*	564,426	1,245,178
Telecom Italia SPA	119,681	1,687,848
Unicredito Italiano SPA	154,992	761,920

		6,223,742

JAPAN—27.7%
Aderans Co.	36,400	1,353,822
Advantest Corp.	11,100	2,933,346
Asahi Chemical Industry Co. Ltd.	266,000	1,366,840
Asahi Glass Co. Ltd.	149,000	1,153,558
Bridgestone Corp.	53,000	1,167,172
Canon, Inc.	65,000	2,582,950
Chiba Bank Ltd.	219,000	1,213,213
Circle K Japan Co.	56,800	2,329,373
Daiwa Securities Group, Inc	81,000	1,267,681
FANUC Ltd.	21,800	2,775,942
Fuji Bank Ltd.	91,000	884,438

The accompanying notes are an integral part of the financial statements.

Fuji Photo Film Co.	49,000	$1,788,881
Fujitsu Ltd.	53,000	2,417,344
Honda Motor Co. Ltd.	29,000	1,078,594
Kao Corp.	69,000	1,968,631
Kirin Brewery Co. Ltd.	114,000	1,199,471
Konami Co. Ltd.	6,900	1,232,505
Mirai Industry Co.	10	103
Mitsui Marine & Fire	320,000	1,898,013
Nintendo Co.	6,100	1,013,781
NTT Corp.	246	4,213,566
NTT Mobile Communications Network, Inc.	70	2,692,571
Ricoh Co. Ltd.	111,000	2,092,454
Rohm Co. Ltd.	10,000	4,110,796
Shin-Etsu Chemical Co. Ltd.	61,000	2,626,994
SMC Corp.	8,800	1,947,421
Takefuji Corp.	15,900	1,990,418
TDK Corp.	17,000	2,347,754
Terumo Corp.	61,000	1,629,930
The Bank of Tokyo-Mitsubishi Ltd.	144,000	2,007,008
Tokyo Electric Power Co.	54,400	1,458,902
Toppan Forms Co. Ltd.	41,500	1,117,011
Yamanouchi Pharmaceutical Co. Ltd.	65,000	2,271,215
Yoshinoya D&C Co. Ltd.	10	176,177

		62,307,875

NEW ZEALAND—0.1%
Telecom Corp. of New Zealand Ltd.	44,000	206,910

SINGAPORE—1.0%
Chartered Semiconductor*	49,000	267,728
City Developments Ltd.	15,000	87,812
DBS Group Holdings Ltd.*	61,846	1,037,451
First Capital Corp.	69,000	91,972
Singapore Airlines Ltd.	14,000	158,871
Singapore Press Holdings Ltd.	13,000	281,777
Singapore Technologies Engineering Ltd.	130,000	201,381
Singapore Telecommunications Ltd.	76,000	156,974

		2,283,966

SPAIN—4.2%
Acerinox SA	32,054	1,281,573
Altadis, Series A	98,344	1,398,823
Banco Santander Central Hispano SA	133,789	$1,514,841
Endesa SA	55,425	1,100,456
Telefonica SA*	169,680	4,238,992

		9,534,685

SWEDEN—4.6%
Ericsson LM Telephone, Series B	71,829	4,617,518
Nordbanken Holding AB	182,932	1,074,932
Securitas AB, Class B	150,738	2,728,129
Skandia Forsakrings AB	63,407	1,915,102

		10,335,681

SWITZERLAND—3.5%
Nestle SA	761	1,394,107
Novartis AG	1,319	1,936,709
Roche Holding AG	181	2,148,402
Swiss Re	296	608,061
UBS AG	7,016	1,894,668

		7,981,947

THE NETHERLANDS—9.3%
AEGON N.V.	11,993	1,158,582
Equant N.V.*	10,647	1,208,736
Fortis N.V.	39,019	1,405,181
Getronics N.V.	29,910	2,386,282
Ing Groep N.V.	35,154	2,122,617
Koninklijke (Royal) Philips Electronics N.V.	23,698	3,222,743
Koninklijke KPN N.V.	23,515	2,295,350
Libertel N.V.*	50,000	1,309,555
STMicroelectronics N.V.	10,321	1,588,640
TNT Post Group N.V.	23,360	669,477
VNU N.V.	69,577	3,657,211

		21,024,374

UNITED KINGDOM—19.0%
Allied Zurich PLC	183,418	2,162,808
AstraZeneca Group PLC	36,809	1,529,249
Barclays PLC	65,276	1,875,783
BP Amoco PLC	229,706	2,318,729
British Aerospace PLC	123,776	813,737
British Telecommunications PLC	191,304	4,635,201
Carlton Communications PLC	41,435	403,588
COLT Telecom Group PLC*	18,947	978,139
Diageo PLC	131,105	1,046,163
Energis PLC*	17,148	824,050
Glaxo Wellcome PLC	119,513	3,386,086

The accompanying notes are an integral part of the financial statements.

HSBC Holdings PLC	171,328	$2,374,482
Lloyds TSB Group PLC	142,063	1,764,658
Marconi PLC	107,231	1,891,456
Misys PLC	80,279	1,246,174
National Westminster Bank PLC	76,197	1,636,978
Reckitt Benckiser PLC	188,955	1,788,583
Reuters Group PLC	235,815	3,275,843
Shell Transport & Trading Co. PLC	204,777	1,701,844
SmithKline Beecham PLC	66,196	839,372
Stagecoach Holdings PLC	324,975	834,642
Thus PLC*	157,800	996,637
Unilever PLC	137,696	1,012,013
Vodafone Airtouch PLC	698,432	3,481,442

		42,817,657

TOTAL COMMON STOCK—(Cost $168,468,234)		222,126,978

	Principal Amount (000)
SHORT TERM INVESTMENTS—1.3%
TIME DEPOSIT—1.3%
State Street Bank and Trust Co. Eurodollar Time Deposit 4.000%, 01/03/2000	$2,843	2,843,000

TOTAL SHORT TERM INVESTMENTS— (Cost $2,843,000)		2,843,000

TOTAL INVESTMENTS—(Cost $171,311,234) 100.0%		$224,969,978

*	Denotes non-income producing security.

Analysis of Industry Classifications

Industry	% of Investments	Value
Aerospace/Defense	0.4%	$813,737
Alcohol	0.1	290,333
Auto Components	0.5	1,167,172
Automobile	1.4	3,026,016
Beverages	0.5	1,199,471
Broadcast Media	0.2	403,588
Building Products	0	56,952
Business Services	1.5	3,397,606
Chemical Products	4	9,055,926
Communication Services	2.4	5,361,569
Computer Hardware/Software & Services	3.2	7,258,535
Computer Software & Services	1	2,338,498
Cosmetics	1.5	3,322,453
Diversified Manufacturing	0.8	1,689,210
Diversified Operations	3.1	6,997,084
Drugs & Health Care	4.1	9,234,457
Electric Utilities	1.2	2,789,627
Electronics	6.9	15,431,503
Electronics—Semiconductors	2.8	6,303,010
Engineering	0.1	201,381
Finance & Banking	9.2	20,773,963
Financial Services	7	15,699,262
Foods	1.2	2,616,447
Household Products	1.2	2,800,596
Insurance	3.5	7,877,949
Insurance Brokers	0.8	1,898,013
Leisure Time	1	2,145,936
Major Regional Banks	0.9	2,119,738
Manufacturing—Diversified	3.3	7,488,739
Media & Communications	1.6	3,664,229
Mining	0.3	693,065
Office Equipment & Supplies	2.1	4,675,404
Oil & Gas Services	2.9	6,482,002
Petroleum Services	1.3	2,941,563
Pharmaceuticals	3.2	7,186,550
Photography	0.8	1,788,881
Printing	0.5	1,117,011
Publishing—Newspapers	2.3	5,184,166
Real Estate	0.5	1,146,054
Retail	1.7	3,851,895
Steel	0.6	1,281,574
Telecommunications	13.5	30,332,178
Telephone	2.1	4,617,518
Time Deposit	1.3	2,843,000
Tobacco	0.6	1,398,823
Toys	0.5	1,013,781
Transportation	0.4	993,513

TOTAL	100%	$224,969,978

The accompanying notes are an integral part of the financial statements.

PROTECTIVE CAPITAL GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

Security Description	Shares	Value
COMMON STOCK—96.6%
AUTOMOBILE—0.9%
Ford Motor Co.	25,200	$1,346,625
General Motors Corp.	13,800	1,003,088

		2,349,713

BANKS—2.1%
Bank of America Corp.	35,800	1,796,713
Citigroup, Inc.	69,625	3,868,539

		5,665,252

BEVERAGES—2.2%
Coca Cola Co.	62,400	3,634,800
PepsiCo, Inc.	63,400	2,234,850

		5,869,650

BROADCAST MEDIA—5.9%
AMFM, Inc.	28,300	2,214,475
Cablevision Systems Corp., Class A*	22,600	1,706,300
CBS Corp.*	48,500	3,100,969
Clear Channel Communications, Inc.*	11,484	1,024,947
EchoStar Communications Corp., Class A*	20,500	1,998,750
Infinity Broadcasting Corp., Class A*	48,300	1,747,856
MediaOne Group, Inc.*	53,000	4,071,062

		15,864,359

BUSINESS SERVICES—2.1%
Automatic Data Processing, Inc.	24,200	1,303,775
First Data Corp.	64,400	3,175,725
Galileo International, Inc.	19,800	592,762
Service Corp. International	81,400	564,713

		5,636,975

CHEMICALS—1.7%
Dow Chemical Co.	9,200	1,229,350
Du Pont (E.I.) de Nemours & Co.	25,232	1,662,158
Minnesota Mining & Manufacturing Co.	16,900	1,654,087

		4,545,595

COMPUTER HARDWARE/SOFTWARE & SERVICES—9.1%
CheckFree Holdings Corp.*	19,900	2,079,550
Cisco Systems, Inc.*	69,800	7,477,325
EMC Corp.*	34,200	$3,736,350
International Business Machines, Inc.	37,800	4,082,400
Sun Microsystems, Inc.*	60,800	4,708,200
Yahoo! Inc.*	5,200	2,249,975

		24,333,800

COMPUTER SOFTWARE & SERVICES—9.6%
America Online, Inc.*	51,500	3,885,031
At Home Corp., Series A*	25,668	1,100,516
Dell Computer Corp.*	26,900	1,371,900
Microsoft Corp.*	100,900	11,780,075
Network Solutions, Inc.*	4,400	957,275
Oracle Corp.*	35,900	4,023,044
Verisign, Inc.*	12,600	2,405,812

		25,523,653

COSMETICS—0.7%
Avon Products, Inc.	56,900	1,877,700

DIVERSIFIED MANUFACTURING—3.9%
General Electric Co.	67,900	10,507,525

DIVERSIFIED OPERATIONS—3.0%
Cendant Corp.*	71,700	1,904,531
Corning, Inc.	5,600	722,050
Time Warner, Inc.	73,400	5,316,913

		7,943,494

DRUGS & HEALTH CARE—8.3%
American Home Products Corp.	62,500	2,464,844
Amgen, Inc.*	13,400	804,838
Bristol Myers Squibb Co.	72,560	4,657,445
Eli Lilly & Co.	21,400	1,423,100
Johnson & Johnson Co.	23,700	2,207,062
Merck & Co., Inc.	32,000	2,146,000
Pfizer, Inc.	95,000	3,081,562
Schering-Plough Corp.	37,700	1,590,469
Warner-Lambert Co.	47,800	3,916,612

		22,291,932

ELECTRIC UTILITIES—1.6%
AES Corp.*	56,800	4,245,800

ELECTRONICS—0.6%
Texas Instruments, Inc.	16,700	1,617,813

The accompanying notes are an integral part of the financial statements.

FINANCIAL SERVICES—6.3%
Ambac Financial Group, Inc.	14,000	$730,625
Charles Schwab Corp.	27,300	1,047,638
Federal Home Loan Mortgage Corp.	64,200	3,021,413
Federal National Mortgage Association	51,000	3,184,312
MBNA Corp.	109,500	2,983,875
State Street Corp.	52,400	3,828,475
The Bank of New York Co., Inc.	15,500	620,000
Wells Fargo Co.	34,700	1,403,181

		16,819,519

FOODS—1.8%
Nabisco Group Holdings Corp., Class A	94,400	1,003,000
Ralston Purina Co.	82,900	2,310,837
Wrigley (WM) Jr. Co.	17,640	1,463,018

		4,776,855

GAS & PIPELINE UTILITIES—0.2%
Enron Corp.	12,400	550,250

HOTELS—1.0%
Marriott International, Inc., Class A	46,300	1,461,344
Starwood Hotels & Resorts Worldwide, Inc.	56,600	1,330,100

		2,791,444

HOUSEHOLD PRODUCTS—2.9%
Colgate-Palmolive Co.	75,700	4,920,500
Procter & Gamble Co.	25,700	2,815,756

		7,736,256

INSURANCE—1.6%
American International Group, Inc.	27,331	2,955,164
Hartford Life, Inc., Class A	15,800	695,200
Nationwide Financial Services, Inc., Class A	21,400	597,863

		4,248,227

INTEGRATED OIL—0.5%
Chevron Corp.	14,400	1,247,400

METALS—0.3%
ALCOA, Inc.	8,500	705,500

MULTIMEDIA—0.3%
Walt Disney Co.	27,300	$798,525

OIL—3.9%
Atlantic Richfield Co.	7,100	614,150
Exxon Mobil Corp.	75,459	6,079,166
Schlumberger Ltd.	45,400	2,553,750
Texaco, Inc.	14,600	792,962
Unocal Corp.	11,400	382,613

		10,422,641

OIL & GAS DRILLING—0.1%
Transocean Sedco Forex, Inc.	8,808	296,706

PAPER & FOREST PRODUCTS—0.5%
International Paper Co.	11,400	643,387
Weyerhaeuser Co.	7,800	560,138

		1,203,525

PUBLISHING—1.0%
Valassis Communications, Inc.*	48,650	2,055,462
Ziff-Davis, Inc. - ZD*	38,800	613,525

		2,668,987

PUBLISHING—NEWSPAPERS—2.7%
A.H. Belo Corp., Series A	85,400	1,627,937
Central Newspapers, Inc., Class A	25,000	984,375
Gannett Co., Inc.	22,300	1,818,844
New York Times Co., Class A	35,700	1,753,762
Tribune Co.	18,200	1,002,138

		7,187,056

RECREATIONAL PRODUCTS/LEISURE—0.6%
Harrah's Entertainment, Inc.*	40,700	1,076,007
Hasbro, Inc.	26,100	497,531

		1,573,538

RESTAURANTS—0.4%
McDonald's Corp.	27,800	1,120,688

RETAIL—4.9%
CVS Corp.	18,700	746,831
Home Depot, Inc.	40,050	2,745,928
Tandy Corp.	15,880	781,098
Wal-Mart Stores, Inc.	92,500	6,394,062
Walgreen Co.	82,700	2,418,975

		13,086,894

The accompanying notes are an integral part of the financial statements.

SEMICONDUCTORS—2.3%
Intel Corp.	73,800	$6,074,662

TELECOMMUNICATIONS—12.0%
AT&T Corp.—Liberty Media Group*	101,800	5,777,150
Comcast Corp., Class A	51,700	2,614,081
Crown Castle International Corp.	59,900	1,924,288
General Instrument Corp.*	15,300	1,300,500
Lucent Technologies, Inc.	51,800	3,875,288
MCI WorldCom, Inc.*	82,950	4,401,534
Nortel Networks Corp.	27,800	2,807,800
Qualcomm, Inc.*	27,600	4,861,050
SBC Communications, Inc.	73,300	3,573,375
Sprint Corp. (PCS Group)*	8,200	840,500

		31,975,566

TELEPHONE—1.3%
GTE Corp.	49,400	3,485,787

TOBACCO—0.3%
Philip Morris Cos., Inc.	37,800	876,488

TOTAL COMMON STOCK—(Cost $183,020,022)		257,919,775

DEPOSITORY RECEIPTS—2.5%
FINANCIAL SERVICES—1.4%
Standard and Poor's Depositary Receipts	25,233	3,706,097

OIL—1.1%
Royal Dutch Petroleum Co. ADR	47,800	2,888,912

TOTAL DEPOSITORY RECEIPTS—(Cost $6,075,769)		6,595,009

Security Description	Principal Amount (000)	Value
SHORT TERM INVESTMENTS—0.9%
REPURCHASE AGREEMENT—0.9%
State Street Bank and Trust Co. 2.800%, 01/03/00, maturity value of $2,574,601, dated 12/31/99 (Collateralized by $2,800,000 United States Treasury Bond, 6.000%, 02/15/26, with a value of $2,628,500)	$2,574	$2,574,000

TOTAL SHORT TERM INVESTMENTS— (Cost $2,574,000)		2,574,000

TOTAL INVESTMENTS— (Cost $191,669,791) 100.0%		$267,088,784

*	Denotes non-income producing security.
ADR	American Depository Receipt

The accompanying notes are an integral part of the financial statements.

PROTECTIVE GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

Security Description	Shares	Value
COMMON STOCK—88.6%
AEROSPACE/DEFENSE—0.2%
Raytheon Co., Class A	34,200	$848,588

AIRLINES—0.6%
Southwest Airlines Co.	116,900	1,892,319

AUTO COMPONENTS—0.0%
Delphi Automotive Systems Corp.	1	16

AUTOMOBILE—0.7%
Ford Motor Co.	45,800	2,447,437

BANKS—4.0%
Bank of America Corp.	103,200	5,179,350
Chase Manhattan Corp.	30,400	2,361,700
Citigroup, Inc.	101,800	5,656,263
First Union Corp.	20,900	685,781

		13,883,094

BEVERAGES—1.2%
Coca Cola Co.	44,400	2,586,300
PepsiCo, Inc.	47,500	1,674,375

		4,260,675

BEVERAGES—ALCOHOLIC—0.4%
Anheuser-Busch Cos., Inc.	19,300	1,367,888

BROADCAST MEDIA—2.1%
CBS Corp.*	70,300	4,494,806
Clear Channel Communications, Inc.*	10,100	901,425
MediaOne Group, Inc.*	24,100	1,851,181

		7,247,412

BUSINESS SERVICES—0.3%
Automatic Data Processing, Inc.	17,200	926,650

CHEMICALS—1.9%
Dow Chemical Co.	7,000	935,375
Du Pont (E.I.) de Nemours & Co.	30,000	1,976,250
Minnesota Mining & Manufacturing Co.	37,000	3,621,375

		6,533,000

COMPUTER HARDWARE/ SOFTWARE & SERVICES—8.2%
Cisco Systems, Inc.*	61,400	$6,577,475
Compaq Computer Corp.	87,500	2,367,969
Computer Associates International, Inc.	79,100	5,532,056
EMC Corp.*	12,500	1,365,625
Hewlett Packard Co.	25,600	2,916,800
International Business Machines, Inc.	70,800	7,646,400
Sun Microsystems, Inc.*	25,400	1,966,912

		28,373,237

COMPUTER SOFTWARE & SERVICES—7.0%
America Online, Inc.*	40,800	3,077,850
Dell Computer Corp.*	41,000	2,091,000
Electronic Data Systems Corp.	16,300	1,091,081
Microsoft Corp.*	137,300	16,029,775
Oracle Corp.*	17,500	1,961,094

		24,250,800

COSMETICS—0.5%
Gillette Co.	45,400	1,869,913

DIVERSIFIED MANUFACTURING—4.7%
Emerson Electric Co.	41,700	2,392,537
General Electric Co.	78,100	12,085,975
Textron, Inc.	21,600	1,656,450

		16,134,962

DIVERSIFIED OPERATIONS—1.0%
Seagram Co. Ltd.	30,600	1,375,088
Time Warner, Inc.	26,700	1,934,081

		3,309,169

DRUGS & HEALTH CARE—7.3%
Baxter International, Inc.	37,800	2,374,312
Becton, Dickinson & Co.	88,600	2,370,050
Bristol Myers Squibb Co.	38,100	2,445,544
Eli Lilly & Co.	27,300	1,815,450
Johnson & Johnson Co.	24,300	2,262,937
Merck & Co., Inc.	52,800	3,540,900
Pfizer, Inc.	60,900	1,975,444
Pharmacia & Upjohn, Inc.	63,200	2,844,000
Schering-Plough Corp.	49,700	2,096,719

The accompanying notes are an integral part of the financial statements.

Warner-Lambert Co.	43,200	$3,539,700

		25,265,056

ELECTRIC UTILITIES—3.5%
Entergy Corp.	142,400	3,666,800
FPL Group, Inc.	73,300	3,138,156
PG&E Corp.	79,400	1,627,700
Unicom Corp.	107,200	3,591,200

		12,023,856

ELECTRONICS—0.6%
Texas Instruments, Inc.	20,100	1,947,188

ENVIRONMENTAL CONTROL—0.5%
Waste Management, Inc.	94,800	1,629,375

FINANCIAL SERVICES—4.8%
Federal Home Loan Mortgage Corp.	89,300	4,202,681
Federal National Mortgage Association	61,300	3,827,419
Mellon Financial Corp.	55,300	1,883,656
Morgan Stanley, Dean Witter, Discover & Co.	15,200	2,169,800
National City Corp.	61,800	1,463,888
Wells Fargo Co.	73,000	2,951,937

		16,499,381

FOODS—1.8%
Archer Daniels Midland Co.	208,120	2,536,462
ConAgra, Inc.	101,900	2,299,119
H.J. Heinz Co.	31,400	1,250,113

		6,085,694

HEALTHCARE MANAGEMENT—0.6%
Columbia / HCA Healthcare Corp.	66,900	1,961,006

HOUSEHOLD PRODUCTS—1.2%
Procter & Gamble Co.	32,400	3,549,825
Unilever N.V.	12,200	664,137

		4,213,962

INSURANCE—3.7%
American International Group, Inc.	41,400	$4,476,375
Hartford Financial Services Group, Inc.	69,600	3,297,300
XL Capital Ltd., Class A	98,800	5,125,250

		12,898,925

MACHINERY—0.4%
Ingersoll-Rand Co.	23,800	1,310,488

METALS—0.3%
ALCOA, Inc.	13,000	1,079,000

MULTIMEDIA—0.7%
Walt Disney Co.	80,000	2,340,000

OIL—4.0%
Exxon Mobil Corp.	114,853	9,252,845
Occidental Petroleum Corp.	73,300	1,585,112
Texaco, Inc.	22,600	1,227,463
USX-Marathon Group	73,100	1,804,656

		13,870,076

PAPER & FOREST PRODUCTS—1.0%
International Paper Co.	63,500	3,583,781

PHOTOGRAPHY—0.4%
Eastman Kodak Co.	18,200	1,205,750

PUBLISHING—NEWSPAPERS—0.6%
New York Times Co., Class A	41,700	2,048,513

RESTAURANTS—0.5%
Tricon Global Restaurants, Inc.*	41,700	1,610,663

RETAIL—5.6%
CVS Corp.	45,200	1,805,175
Federated Department Stores, Inc.*	82,600	4,176,462
Home Depot, Inc.	33,900	2,324,269
May Department Stores Co.	98,750	3,184,688
The Gap, Inc.	23,100	1,062,600
Wal-Mart Stores, Inc.	100,300	6,933,237

		19,486,431

The accompanying notes are an integral part of the financial statements.

RETAIL—FOOD CHAINS—1.4%
Kroger Co.*	157,400	$2,970,925
Safeway, Inc.*	54,600	1,941,712

		4,912,637

SEMICONDUCTORS—2.3%
Intel Corp.	98,000	8,066,625

TELECOMMUNICATIONS—13.3%
ALLTEL Corp.	9,800	810,338
AT&T Corp.	73,565	3,733,424
Bell Atlantic Corp.	56,500	3,478,281
BellSouth Corp.	89,900	4,208,444
GTE Corp.	57,900	4,085,569
Lucent Technologies, Inc.	76,100	5,693,231
MCI WorldCom, Inc.*	80,400	4,266,225
Motorola, Inc.	21,900	3,224,775
Nortel Networks Corp.	42,800	4,322,800
SBC Communications, Inc.	100,810	4,914,487
Sprint Corp. (FON Group)	62,600	4,213,762
Sprint Corp. (PCS Group)*	10,400	1,066,000
U S West, Inc.	26,700	1,922,400

		45,939,736

TOBACCO—0.4%
Philip Morris Cos., Inc.	64,400	1,493,275

TRANSPORTATION—0.9%
Burlington Northern Santa Fe Corp.	127,900	3,101,575

TOTAL COMMON STOCK—(Cost $287,012,012)		305,918,153

DEPOSITORY RECEIPTS—2.1%
OIL—2.1%
Royal Dutch Petroleum Co. ADR	122,700	$7,415,681

TOTAL DEPOSITORY RECEIPTS—(Cost $5,701,635)		7,415,681

	Principal Amount (000)
SHORT TERM INVESTMENTS—9.3%
REPURCHASE AGREEMENT—9.3%
State Street Bank and Trust Co. 2.800%, 01/03/00, maturity value of $32,077,483, dated 12/31/99 (Collateralized by $34,850,000 United States Treasury Bond, 6.000%, 02/15/26, with a value of $32,715,438)	$32,070	32,070,000

TOTAL SHORT TERM INVESTMENTS—(Cost $32,070,000)		32,070,000

TOTAL INVESTMENTS—(Cost $324,783,647) 100.0%		$345,403,834

OTHER INFORMATION
At December 31, 1999, the Growth and Income Fund had open futures contracts as follows:
Future	Expiration	Contracts	Market Value	Unrealized Gain
S&P 500	March 2000	74	$27,457,700	$997,646
*	Denotes non-income producing security.
ADR	American Depository Receipt

The accompanying notes are an integral part of the financial statements.

PROTECTIVE CORE U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

Security Description	Shares	Value
COMMON STOCK—97.9%
AEROSPACE/DEFENSE—1.7%
General Dynamics Corp.	36,400	$1,920,100
Honeywell International, Inc.	31,600	1,822,925
United Technologies Corp.	38,300	2,489,500

		6,232,525

AGRICULTURE EQUIPMENT—0.2%
Caterpillar, Inc.	15,800	743,588

AIRLINES—0.7%
Delta Air Lines, Inc.	20,700	1,031,119
UAL Corp.*	18,900	1,465,931

		2,497,050

AUTOMOBILE—1.9%
Ford Motor Co.	69,800	3,729,937
Hertz Corp.	39,300	1,969,913
Navistar International, Corp.*	30,000	1,421,250

		7,121,100

BANKS—4.4%
Bank of America Corp.	90,752	4,554,616
Chase Manhattan Corp.	55,500	4,311,656
Citigroup, Inc.	107,300	5,961,856
Firstar Corp.	14,400	304,200
U.S. Bancorp	34,800	828,675
UnionBanCal Corp.	7,600	299,725

		16,260,728

BEVERAGES—0.9%
Coca Cola Co.	31,900	1,858,175
PepsiCo, Inc.	39,000	1,374,750

		3,232,925

BROADCAST MEDIA—1.5%
Cox Communications, Inc., Class A*	9,800	504,700
Fox Entertainment Group, Inc., Class A*	34,000	847,875
Infinity Broadcasting Corp., Class A*	14,700	531,956
MediaOne Group, Inc.	13,900	1,067,694
Univision Communications Inc., Class A*	25,500	$2,605,781

		5,558,006

BUILDING PRODUCTS—0.6%
Lowe's Companies, Inc.	36,300	2,168,925

BUSINESS SERVICES—0.3%
First Data Corp.	23,400	1,153,913

CHEMICALS—1.3%
Dow Chemical Co.	27,500	3,674,687
Praxair, Inc.	7,200	362,250
Rohm & Haas Co.	9,400	382,462
Sigma-Aldrich Corp.	9,400	282,588
Solutia, Inc.	19,300	297,944

		4,999,931

COMPUTER HARDWARE/ SOFTWARE & SERVICES—11.6%
Apple Computer, Inc.*	22,200	2,282,437
Cisco Systems, Inc.*	106,600	11,419,525
EMC Corp.*	33,000	3,605,250
Hewlett Packard Co.	33,500	3,816,906
International Business Machines, Inc.	76,600	8,272,800
Lexmark International Group, Inc., Class A*	34,900	3,158,450
Novell, Inc.*	62,500	2,496,094
Seagate Technology, Inc.*	9,400	437,688
Sun Microsystems, Inc.*	41,400	3,205,912
Unisys Corp.*	30,200	964,513
Yahoo! Inc.*	7,700	3,331,694

		42,991,269

COMPUTER SOFTWARE & SERVICES—8.6%
America Online, Inc.*	65,800	4,963,787
Dell Computer Corp.*	16,400	836,400
Electronic Data Systems Corp.	6,600	441,788
Microsoft Corp.*	159,300	18,598,275
Oracle Corp.*	29,900	3,350,669
VERITAS Software Corp.*	22,350	3,198,844

The accompanying notes are an integral part of the financial statements.

Xilinx, Inc.*	10,800	$491,062

		31,880,825

CONSUMER GOODS—0.4%
Fortune Brands, Inc.	44,000	1,454,750

DIVERSIFIED MANUFACTURING—4.3%
General Electric Co.	102,300	15,830,925

DIVERSIFIED OPERATIONS—2.3%
Eaton Corp.	19,900	1,445,237
Johnson Controls, Inc.	8,300	472,063
PE Corp-PE Biosystems Group	4,300	517,344
PPG Industries, Inc.	9,400	588,087
Seagram Co. Ltd.	31,200	1,402,050
Time Warner, Inc.	5,000	362,188
Tyco International Ltd.	98,462	3,827,710

		8,614,679

DRUGS & HEALTH CARE—8.3%
Abbott Laboratories	47,200	1,713,950
Allergan, Inc.	50,000	2,487,500
Amgen, Inc.*	75,600	4,540,725
Bausch & Lomb, Inc.	5,700	390,094
Biogen, Inc*	21,400	1,808,300
Bristol Myers Squibb Co.	65,700	4,217,119
Cardinal Health, Inc.	8,150	390,181
Johnson & Johnson Co.	58,500	5,447,812
Merck & Co., Inc.	64,900	4,352,356
Pfizer, Inc.	94,200	3,055,613
Pharmacia & Upjohn, Inc.	17,500	787,500
Schering-Plough Corp.	41,500	1,750,781

		30,941,931

ELECTRIC UTILITIES—1.6%
Ameren Corp.	51,200	1,676,800
Dominion Resources, Inc.	17,500	686,875
Duke Energy Corp.	6,000	300,750
Edison International	57,700	1,511,019
PECO Energy Co.	7,700	267,575
Unicom Corp.	42,200	1,413,700

		5,856,719

ELECTRICAL EQUIPMENT—0.7%
General Motors Corp., Class H*	27,900	$2,678,400

ELECTRONICS—1.0%
Solectron Corp.*	18,400	1,750,300
Texas Instruments, Inc.	21,000	2,034,375

		3,784,675

ELECTRONICS—SEMICONDUCTORS—0.8%
Analog Devices, Inc.*	5,700	530,100
Applied Materials, Inc.*	5,100	646,106
LSI Logic Corp.*	7,100	479,250
Micron Technology, Inc.*	5,100	396,525
PMC-Sierra, Inc.*	6,400	1,026,000

		3,077,981

FINANCIAL SERVICES—2.7%
American General Corp.	9,800	743,575
Associates First Capital Corp., Class A	34,646	950,600
Charles Schwab Corp.	25,200	967,050
Federal Home Loan Mortgage Corp.	9,700	456,506
Federal National Mortgage Association	6,300	393,356
FleetBoston Financial Corp.	71,100	2,475,169
MBIA, Inc.	6,600	348,562
Merrill Lynch & Co., Inc.	21,300	1,778,550
Morgan Stanley, Dean Witter, Discover & Co.	5,400	770,850
Providian Financial Corp.	4,450	405,228
Wells Fargo Co.	22,400	905,800

		10,195,246

FOODS—1.7%
Archer Daniels Midland Co.	33,705	410,780
ConAgra, Inc.	27,900	629,494
General Mills, Inc.	15,600	557,700
Hormel Foods Corp.	17,100	694,687
IBP, Inc.	29,900	538,200
Nabisco Holdings Corp., Class A	46,600	1,473,725
Nabisco Group Holdings Corp.	187,200	1,989,000

		6,293,586

The accompanying notes are an integral part of the financial statements.

HEALTHCARE MANAGEMENT—1.1%
Aetna, Inc.	18,300	$1,021,369
United HealthCare Corp.	47,200	2,507,500
Wellpoint Health Networks, Inc., Class A*	7,600	501,125

		4,029,994

HOUSEHOLD PRODUCTS—2.4%
Procter & Gamble Co.	46,600	5,105,613
Unilever N.V.	63,435	3,453,243
Whirlpool Corp.	7,700	500,981

		9,059,837

INSURANCE—6.0%
AFLAC, Inc.	11,500	542,656
Allstate Corp.	24,810	595,440
American International Group, Inc.	70,348	7,606,377
AXA Financial, Inc.	73,400	2,486,425
CIGNA Corp.	29,700	2,392,706
Hartford Financial Services Group, Inc.	28,800	1,364,400
Jefferson-Pilot Corp.	17,000	1,160,250
Loews Corp.	6,200	376,263
Marsh & McLennan Companies, Inc.	16,600	1,588,412
MGIC Investment Corp.	9,700	583,819
The PMI Group, Inc.	20,700	1,010,419
Travelers Property Casualty Corp., Class A	73,900	2,531,075

		22,238,242

INTEGRATED OIL—0.2%
Chevron Corp.	10,100	874,913

LEISURE TIME—0.9%
Brunswick Corp.	26,500	589,625
Carnival Corp.	40,800	1,950,750
Royal Caribbean Cruises Ltd.	15,200	749,550

		3,289,925

MACHINERY—0.4%
Ingersoll-Rand Co.	29,300	1,613,331

METALS—1.1%
Alcan Aluminum Ltd.	50,600	$2,084,087
ALCOA, Inc.	20,600	1,709,800
Inco Ltd.	15,800	371,300

		4,165,187

MINING—0.1%
Barrick Gold Corp.	19,300	341,369

MULTIMEDIA—0.4%
Viacom, Inc., Class B*	24,000	1,450,500

OIL—4.0%
Conoco, Inc., Class B	21,496	534,713
Exxon Mobil Corp.	134,377	10,825,747
Schlumberger Ltd.	40,000	2,250,000
Texaco, Inc.	10,400	564,850
Vastar Resources, Inc.	8,300	489,700

		14,665,010

OIL & GAS DRILLING—0.1%
Transocean Sedco Forex, Inc.	7,760	261,415

PACKAGING & CONTAINERS—0.3%
Avery Dennison Corp.	17,000	1,238,875

PAPER & FOREST PRODUCTS—0.5%
Georgia Pacific Corp.	35,400	1,796,550

PHOTOGRAPHY—0.9%
Eastman Kodak Co.	49,400	3,272,750

PUBLISHING—0.1%
Valassis Communications, Inc.*	8,900	376,025

RECREATIONAL PRODUCTS/LEISURE—0.1%
Hasbro, Inc.	19,400	369,813

RETAIL—6.0%
Barnes & Noble, Inc.*	16,200	334,125
Circuit City Stores, Inc.	64,400	2,902,025
Dayton Hudson Corp.	39,200	2,878,750
Federated Department Stores, Inc.*	34,100	1,724,181
Home Depot, Inc.	83,700	5,738,681
Limited, Inc.	18,100	783,956
Supervalu, Inc.	15,600	312,000
Tandy Corp.	15,600	767,325

The accompanying notes are an integral part of the financial statements.

Tiffany & Co.	5,100	$455,175
TJX Cos., Inc.	11,400	232,988
Wal-Mart Stores, Inc.	88,800	6,138,300

		22,267,506

RETAIL—FOOD CHAINS—0.7%
Kroger Co.*	66,400	1,253,300
Safeway, Inc.*	34,510	1,227,262

		2,480,562

SEMICONDUCTORS—1.9%
Intel Corp.	83,400	6,864,862

TELECOMMUNICATIONS—12.4%
ALLTEL Corp.	9,100	752,456
AT&T Corp.	136,350	6,919,762
AT&T Corp. - Liberty Media Group*	8,300	471,025
BCE, Inc.	6,800	613,275
Bell Atlantic Corp.	17,500	1,077,344
BellSouth Corp.	83,900	3,927,569
CenturyTel, Inc.	10,200	483,225
GTE Corp.	5,300	373,981
Lucent Technologies, Inc.	63,600	4,758,075
MCI WorldCom, Inc.*	72,300	3,836,419
Motorola, Inc.	21,000	3,092,250
Nortel Networks Corp.	33,900	3,423,900
Qualcomm, Inc.*	24,000	4,227,000
Qwest Communications International, Inc.*	28,700	1,234,100
SBC Communications, Inc.	132,253	6,447,334
Sprint Corp. (FON Group)	57,900	3,897,394
Telephone & Data Systems, Inc.	5,100	642,600

		46,177,709

TOBACCO—0.4%
Philip Morris Cos., Inc.	58,000	1,344,875
UST, Inc.	12,900	324,919

		1,669,794

TRANSPORTATION—0.2%
Burlington Northern Santa Fe Corp.	25,400	615,950

UTILITIES—0.2%
KeySpan Corp.	13,600	$315,350
Public Service Enterprise Group, Inc.	11,600	403,825

		719,175

TOTAL COMMON STOCK—(Cost $263,525,510)		363,408,971

DEPOSITORY RECEIPTS—1.7%
OIL—1.7%
Royal Dutch Petroleum Co. ADR	105,400	6,370,112

TOTAL DEPOSITORY RECEIPTS—(Cost $5,909,806)		6,370,112

	Principal Amount (000)
SHORT TERM INVESTMENTS—0.4%
REPURCHASE AGREEMENT—0.4%
State Street Bank and Trust Co. 2.800%, 01/03/00, maturity value of $1,293,302, dated 12/31/99 (Collateralized by $1,405,000 United States Treasury Bond, 6.000%, 02/15/26, with a value of $1,318,944)	$1,293	1,293,000

TOTAL SHORT TERM INVESTMENTS—(Cost $1,293,000)		1,293,000

TOTAL INVESTMENTS—(Cost $270,728,316)—100.0%		$371,072,083

OTHER INFORMATION—
At December 31, 1999, the CORE U.S. Equity Fund had open futures contracts as follows:
Future	Expiration	Contracts	Market Value	Unrealized Gain
S&P 500	March 2000	4	$1,484,200	$23,213
*	Denotes non-income producing security.
ADR	American Depository Receipt

The accompanying notes are an integral part of the financial statements.

PROTECTIVE SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

Security Description	Shares	Value
COMMON STOCK—95.3%
AGRICULTURE EQUIPMENT—2.5%
AGCO Corp.	106,700	$1,433,781
Titan International, Inc.	95,700	622,050

		2,055,831

AIR FREIGHT, TRUCK & OTHER—2.5%
Hub Group, Inc., Class A*	36,800	736,000
Landstar Systems, Inc.*	30,100	1,288,656

		2,024,656

BANKS—5.9%
BancWest Corp.	45,400	885,300
Pacific Century Financial Corp.	118,300	2,210,731
Sovereign Bancorp, Inc.	133,600	995,738
The Colonial BancGroup, Inc.	68,000	705,500

		4,797,269

BUILDING CONSTRUCTION—0.8%
Stone & Webster, Inc.	38,400	645,600

BUSINESS SERVICES—1.0%
Modis Professional Services, Inc.*	58,200	829,350

CHEMICALS—3.5%
Methanex Corp.*	485,700	1,274,962
Millennium Chemicals, Inc.	77,100	1,522,725

		2,797,687

COMMERCIAL SERVICES—1.9%
ADVO, Inc. *	63,900	1,517,625

COMPUTER HARDWARE—3.6%
Belden, Inc.	50,900	1,068,900
Hutchinson Technology, Inc.*	57,900	1,230,375
Maxtor Corp.*	25,400	184,150
Quantum Corp.*	61,000	423,187

		2,906,612

COMPUTER SOFTWARE & SERVICES—1.6%
Mentor Graphics Corp.*	96,900	1,277,869

DIVERSIFIED MANUFACTURING—4.2%
Lydall, Inc.*	161,900	1,072,588
Milacron, Inc.	91,100	1,400,662
Wolverine Tube, Inc.*	67,400	$952,025

		3,425,275

DRUGS & HEALTH CARE—4.3%
Haemonetics Corp.*	67,800	1,614,488
Varian Medical Systems, Inc.*	62,500	1,863,281

		3,477,769

EDUCATION—4.1%
Career Education Corp.*	69,200	2,655,550
ITT Educational Services, Inc.*	41,600	642,200

		3,297,750

ELECTRIC UTILITIES—3.9%
Bangor Hydro-Electric Co.	12,000	195,750
CMP Group, Inc.	49,600	1,367,100
Public Service Company of New Mexico	96,300	1,564,875

		3,127,725

ELECTRICAL EQUIPMENT—0.7%
Varian, Inc.*	25,400	571,500

ELECTRONICS—0.6%
Avnet, Inc.	8,730	528,165

FINANCIAL SERVICES—1.5%
Community First Bankshares, Inc.	30,300	477,225
Susquehanna Bancshares, Inc.	44,100	700,088

		1,177,313

FOODS—0.7%
International Home Foods, Inc.*	33,900	589,013

GAMING COMPANIES—0.8%
GTECH Holdings Corp.*	31,100	684,200

GAS & PIPELINE UTILITIES—0.9%
Indiana Energy, Inc.	19,100	339,025
Laclede Gas Co.	16,500	356,813

		695,838

The accompanying notes are an integral part of the financial statements.

HEALTH CARE—4.2%
Bergen Brunswig Corp., Class A	69,700	$579,381
Beverly Enterprises, Inc.*	379,300	1,659,437
Foundation Health Systems, Inc.*	108,800	1,081,200
Radiologix, Inc.*	23,500	102,813

		3,422,831

HOTELS—1.7%
Prime Hospitality Corp.*	153,800	1,355,362

INSURANCE—6.2%
ESG Re Ltd.	183,900	1,275,806
PXRE Group Ltd.	129,900	1,688,700
Radian Group, Inc.	14,537	694,142
Zenith National Insurance Corp.	67,000	1,381,875

		5,040,523

INVESTMENT COMPANIES—2.6%
Allied Capital Corp.	20,000	366,250
Blackrock, Inc., Class A*	63,200	1,086,250
Waddell & Reed Financial, Inc., Class B	27,300	685,912

		2,138,412

MACHINERY—1.2%
UNOVA, Inc.*	75,300	978,900

MANUFACTURING—0.9%
American National Can Group, Inc.	57,500	747,500

MULTIMEDIA—1.8%
Media General, Inc., Class A	27,600	1,435,200

OIL & GAS DRILLING—1.5%
Swift Energy Co.*	108,100	1,243,150

OIL REFINING—1.4%
Valero Energy Corp.	56,500	1,122,938

PUBLISHING—0.8%
Penton Media, Inc.	25,600	614,400

PUBLISHING—NEWSPAPERS—1.6%
Lee Enterprises, Inc.	40,000	1,277,500

REAL ESTATE—7.8%
Alexandria Real Estate Equities, Inc.	13,800	$439,012
Avalonbay Communities, Inc.	17,700	607,331
Catellus Development Corp.*	28,600	366,438
CenterPoint Properties Corp.	17,700	634,987
Cousins Properties, Inc.	11,700	397,069
Insignia Financial Group, Inc.*	93,266	810,248
LNR Property Corp.	20,800	413,400
Prentiss Properties Trust	36,600	768,600
Reckson Associates Realty Corp.	21,100	432,550
RFS Hotel Investors, Inc.	74,000	772,375
Storage USA, Inc.	9,400	284,350
Trammell Crow Co.*	32,700	380,138

		6,306,498

RESTAURANTS—1.6%
Morton's Restaurant Group, Inc.*	83,700	1,297,350

RETAIL—4.4%
Brookstone, Inc.*	46,100	809,631
Fleming Cos., Inc.	107,500	1,101,875
Movado Group, Inc.	39,537	862,401
Reebok International Ltd.*	92,500	757,344

		3,531,251

SEMICONDUCTORS—5.1%
General Semiconductor, Inc.*	167,500	2,376,406
MEMC Electronic Materials, Inc.*	64,600	791,350
Neomagic Corp.*	26,800	293,125
Vishay Intertechnology, Inc.*	20,956	662,734

		4,123,615

STEEL—3.8%
Ispat International N.V., Class A	63,700	1,027,162
UCAR International, Inc.*	114,700	2,043,094

		3,070,256

TEXTILES—1.9%
Burlington Industries, Inc.*	381,400	1,525,600

The accompanying notes are an integral part of the financial statements.

TRANSPORTATION—1.8%
Teekay Shipping Corp.	91,500	$1,458,281

TOTAL COMMON STOCK—(Cost $82,287,398)		77,116,614

DEPOSITORY RECEIPTS—1.7%
MACHINERY—1.7%
Denison International PLC ADR*	138,800	1,422,700

TOTAL DEPOSITORY RECEIPTS—(Cost $2,159,353)		1,422,700

	Principal Amount (000)
SHORT TERM INVESTMENTS—3.0%
REPURCHASE AGREEMENT—3.0%
State Street Bank and Trust Co. 2.800%, 01/03/00, maturity value of $2,413,563, dated 12/31/99 (Collateralized by $2,625,000 United States Treasury Bond, 6.000%, 02/15/26, with a value of $2,464,219)	$2,413	2,413,000

TOTAL SHORT TERM INVESTMENTS—(Cost $2,413,000)		2,413,000

TOTAL INVESTMENTS—(Cost $86,859,751) 100.0%		$80,952,314

*	Denotes non-income producing security.
ADR	American Depository Receipt

The accompanying notes are an integral part of the financial statements.

PROTECTIVE INVESTMENT COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 1999

Global Income Fund
ASSETS
Investments—securities, at value (Note B)	$61,486,684
Cash, including foreign currency at value	65,570
Cash restricted for initial margin on Futures contracts	0
Dividends receivable	0
Interest receivable	1,101,803
Receivable for securities sold	0
Unrealized appreciation on forward currency contracts (Note G)	1,620,823
Receivable for fund shares sold	21,816
Foreign income tax reclaim receivable	0
Receivable for variation margin	0
Receivable due from Protective Investment Advisors (Note C)	21,640

TOTAL ASSETS	64,318,336

LIABILITIES
Unrealized depreciation on forward currency contracts (Note G)	372,130
Payable for securities purchased	0
Investment management fee payable (Note C)	59,670
Accounts payable and accrued expenses	17,471
Payable for fund shares redeemed	51,936

TOTAL LIABILITIES	501,207

NET ASSETS	$63,817,129

NET ASSETS
Paid-in capital	$62,013,209
Undistributed net investment income (Note B)	3,146,362
Accumulated net realized gain (loss) on investments, futures, foreign currency transactions and options	(1,560,625)
Net unrealized appreciation (depreciation) of:
Investments	(1,028,672)
Futures	0
Foreign currency translations	1,246,855

NET ASSETS	$63,817,129

NET ASSET VALUE PER SHARE
Offering and redemption price per share (based on shares of capital stock outstanding, par value $.001 per share)	$10.477
Total shares outstanding at end of period	6,091,411
Cost of investments	$62,515,356

The accompanying notes are an integral part of the financial statements.

	International Equity Fund	Capital Growth Fund	Growth and Income Fund	CORE U.S. Equity Fund	Small Cap Value Fund
ASSETS
Investments—securities, at value (Note B)	$224,969,978	$267,088,784	$345,403,834	$371,072,083	$80,952,314
Cash, including foreign currency at value	189,968	378	844	267	857
Cash restricted for initial margin on Futures contracts	0	0	1,750,000	300,000	0
Dividends receivable	78,844	153,708	364,920	307,790	62,532
Interest receivable	316	200	2,494	101	188
Receivable for securities sold	0	1,542,648	0	0	297,665
Unrealized appreciation on forward currency contracts (Note G)	34,760	0	0	0	0
Receivable for fund shares sold	2,004	5,458	27,627	107,910	1,983
Foreign income tax reclaim receivable	222,354	0	0	0	0
Receivable for variation margin	0	0	62,900	3,819	0
Receivable due from Protective Investment Advisors (Note C)	71,608	20,659	37,358	27,730	19,600

TOTAL ASSETS	225,569,832	268,811,835	347,649,977	371,819,700	81,335,139

LIABILITIES
Unrealized depreciation on forward currency contracts (Note G)	371,818	0	0	0	0
Payable for securities purchased	0	350,652	650,024	0	0
Investment management fee payable (Note C)	201,088	173,566	233,645	242,304	53,467
Accounts payable and accrued expenses	39,099	22,672	62,697	37,917	25,172
Payable for fund shares redeemed	22,584	109,687	222,917	0	43,851

TOTAL LIABILITIES	634,589	656,577	1,169,283	280,221	122,490

NET ASSETS	$224,935,243	$268,155,258	$346,480,694	$371,539,479	$81,212,649

NET ASSETS
Paid-in capital	$141,208,277	$173,187,911	$316,809,722	$225,902,017	$99,693,794
Undistributed net investment income (Note B)	1,412,923	252,195	5,169,260	1,559,014	462,571
Accumulated net realized gain (loss) on investments, futures, foreign currency transactions and options	28,998,812	19,296,159	2,883,879	43,711,435	(13,036,279)
Net unrealized appreciation (depreciation) of:
Investments	53,658,744	75,418,993	20,620,187	100,343,767	(5,907,437)
Futures	0	0	997,646	23,213	0
Foreign currency translations	(343,513)	0	0	33	0

NET ASSETS	$224,935,243	$268,155,258	$346,480,694	$371,539,479	$81,212,649

NET ASSET VALUE PER SHARE
Offering and redemption price per share (based on shares of capital stock outstanding, par value $.001 per share)	$18.678	$26.293	$14.716	$27.138	$8.676
Total shares outstanding at end of period	12,042,512	10,198,638	23,544,319	13,690,829	9,360,919
Cost of investments	$171,311,234	$191,669,791	$324,783,647	$270,728,316	$86,859,751

The accompanying notes are an integral part of the financial statements.

PROTECTIVE INVESTMENT COMPANY

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 1999

Global Income Fund
INVESTMENT INCOME
Dividend income	$0
Interest income	3,430,534
Foreign taxes withheld	(7,822)

TOTAL INVESTMENT INCOME	3,422,712
EXPENSES
Investment management fee (Note C)	705,383
Custodian fees and expenses	101,525
Transfer agent fee	1,514
Audit fee	11,803
Directors fee (Note C)	2,587
Legal expense	2,098
Printing expense	1,984

Total operating expenses before reimbursement	826,894
Expense reimbursement borne by Protective Investment Advisors (Note C)	(121,511)

NET EXPENSES	705,383

NET INVESTMENT INCOME	2,717,329

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY, OPTIONS AND FUTURES TRANSACTIONS
Net realized gain (loss) on:
Investments	(1,752,722)
Futures	0
Foreign currency transactions	497,313
Options	0

Total net realized gain (loss)	(1,255,409)
Change in unrealized appreciation (depreciation) of:
Investments	(3,507,564)
Futures	0
Foreign currency translations	1,263,932

Total change in unrealized appreciation (depreciation)	(2,243,632)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(3,499,041)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(781,712)

The accompanying notes are an integral part of the financial statements.

	International Equity Fund	Capital Growth Fund	Growth and Income Fund	CORE U.S. Equity Fund	Small Cap Value Fund
INVESTMENT INCOME
Dividend income	$3,105,402	$1,659,350	$6,500,522	$3,982,298	$902,702
Interest income	114,002	251,394	1,657,562	190,595	278,055
Foreign taxes withheld	(342,593)	(3,460)	(62,854)	(102,315)	(4,703)

TOTAL INVESTMENT INCOME	2,876,811	1,907,284	8,095,230	4,070,578	1,176,054
EXPENSES
Investment management fee (Note C)	2,010,216	1,655,084	2,926,943	2,511,534	710,400
Custodian fees and expenses	369,144	67,996	115,882	97,076	52,844
Transfer agent fee	1,514	1,514	1,514	1,514	1,514
Audit fee	26,077	22,044	45,531	33,379	20,710
Directors fee (Note C)	5,884	5,385	13,348	9,468	3,301
Legal expense	5,980	6,770	11,972	10,273	2,907
Printing expense	5,810	6,968	17,995	10,300	5,566

Total operating expenses before reimbursement	2,424,625	1,765,761	3,133,185	2,673,544	797,242
Expense reimbursement borne by Protective Investment Advisors (Note C)	(414,409)	(110,677)	(206,242)	(162,010)	(86,842)

NET EXPENSES	2,010,216	1,655,084	2,926,943	2,511,534	710,400

NET INVESTMENT INCOME	866,595	252,200	5,168,287	1,559,044	465,654

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY, OPTIONS AND FUTURES TRANSACTIONS
Net realized gain (loss) on:
Investments	30,309,836	19,454,815	580,487	43,405,917	(9,131,176)
Futures	0	0	2,056,788	491,088	0
Foreign currency transactions	239,838	0	1,000	(30)	0
Options	0	0	321,528	0	27,382

Total net realized gain (loss)	30,549,674	19,454,815	2,959,803	43,896,975	(9,103,794)
Change in unrealized appreciation (depreciation) of:
Investments	24,852,873	34,898,747	12,212,804	20,968,650	8,410,385
Futures	0	0	997,646	(162,352)	0
Foreign currency translations	(85,366)	0	0	33	0

Total change in unrealized appreciation (depreciation)	24,767,507	34,898,747	13,210,450	20,806,331	8,410,385

NET REALIZED AND UNREALIZED GAIN (LOSS)	55,317,181	54,353,562	16,170,253	64,703,306	(693,409)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$56,183,776	$54,605,762	$21,338,540	$66,262,350	$(227,755)

The accompanying notes are an integral part of the financial statements.

PROTECTIVE INVESTMENT COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

	Global Income Fund		International Equity Fund
	Year Ended 12/31/99	Year Ended 12/31/98	Year Ended 12/31/99	Year Ended 12/31/98
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$2,717,329	$2,618,142	$866,595	$576,061
Net realized gain (loss) on investments, futures, foreign currency related transactions and options	(1,255,409)	1,291,114	30,549,674	11,378,684
Net change in unrealized appreciation (depreciation)	(2,243,632)	1,571,605	24,767,507	15,914,754

Net increase (decrease) in net assets resulting from operations	(781,712)	5,480,861	56,183,776	27,869,499

Distributions to shareholders (Note B):
From net investment income	0	(1,431,569)	(644,889)	(74,421)
From net realized gain on investments	(278,524)	(1,581,576)	(2,886,816)	(8,233,041)

Net decrease in net assets resulting from distributions	(278,524)	(3,013,145)	(3,531,705)	(8,307,462)
Capital stock transactions:
Net proceeds from sales	9,224,228	13,043,638	7,791,347	26,827,493
Net proceeds from reinvestment of distributions	278,524	3,013,145	3,531,705	8,307,462
Cost of shares redeemed	(7,387,944)	(4,595,043)	(14,024,812)	(11,598,983)

Net increase (decrease) in net assets from capital stock transactions	2,114,808	11,461,740	(2,701,760)	23,535,972

Total increase (decrease) in net assets	1,054,572	13,929,456	49,950,311	43,098,009
Net assets at beginning of period	62,762,557	48,833,101	174,984,932	131,886,923

Net assets at end of period*	$63,817,129	$62,762,557	$224,935,243	$174,984,932

Shares issued and repurchased:
Shares sold	874,302	1,226,140	510,886	1,893,779
Shares issued to shareholders from reinvestment of distributions	26,901	283,126	231,210	584,358
Shares repurchased	(703,175)	(434,859)	(932,227)	(837,232)

Net increase (decrease)	198,028	1,074,407	(190,131)	1,640,905

*Includes undistributed (overdistributed) distributions of net investment income	$3,146,362	$123,826	$1,412,923	$(104,842)

The accompanying notes are an integral part of the financial statements.

	Capital Growth Fund		Growth and Income Fund		CORE U.S. Equity Fund
	Year Ended 12/31/99	Year Ended 12/31/98	Year Ended 12/31/99	Year Ended 12/31/98	Year Ended 12/31/99	Year Ended 12/31/98
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$252,200	$587,769	$5,168,287	$4,926,779	$1,559,044	$1,547,122
Net realized gain (loss) on investments, futures, foreign currency related transactions and options	19,454,815	5,617,719	2,959,803	20,454,794	43,896,975	3,920,197
Net change in unrealized appreciation (depreciation)	34,898,747	27,519,154	13,210,450	(39,609,065)	20,806,331	38,251,808

Net increase (decrease) in net assets resulting from operations	54,605,762	33,724,642	21,338,540	(14,227,492)	66,262,350	43,719,127

Distributions to shareholders (Note B):
From net investment income	(2,660)	(587,870)	(274,206)	(4,661,662)	(45,539)	(1,553,374)
From net realized gain on investments	(2,889,577)	(2,717,132)	(4,305,058)	(26,790,863)	(1,353,110)	(2,708,751)

Net decrease in net assets resulting from distributions	(2,892,237)	(3,305,002)	(4,579,264)	(31,452,525)	(1,398,649)	(4,262,125)
Capital stock transactions:
Net proceeds from sales	63,817,730	50,895,298	8,262,456	75,138,167	48,157,152	52,591,612
Net proceeds from reinvestment of distributions	2,892,237	3,305,002	4,579,264	31,452,525	1,398,649	4,262,125
Cost of shares redeemed	(5,417,100)	(4,513,550)	(71,410,326)	(29,123,341)	(5,873,912)	(10,526,909)

Net increase (decrease) in net assets from capital stock transactions	61,292,867	49,686,750	(58,568,606)	77,467,351	43,681,889	46,326,828

Total increase (decrease) in net assets	113,006,392	80,106,390	(41,809,330)	31,787,334	108,545,590	85,783,830
Net assets at beginning of period	155,148,866	75,042,476	388,290,024	356,502,690	262,993,889	177,210,059

Net assets at end of period*	$268,155,258	$155,148,866	$346,480,694	$388,290,024	$371,539,479	$262,993,889

Shares issued and repurchased:
Shares sold	2,870,257	2,785,364	562,878	4,535,739	1,999,458	2,568,758
Shares issued to shareholders from reinvestment of distributions	131,433	158,431	321,001	2,230,595	58,289	190,614
Shares repurchased	(236,196)	(254,257)	(4,939,542)	(1,784,688)	(236,448)	(516,364)

Net increase (decrease)	2,765,494	2,689,538	(4,055,663)	4,981,646	1,821,299	2,243,008

*Includes undistributed (overdistributed) distributions of net investment income	$252,195	$2,655	$5,169,260	$274,185	$1,559,014	$45,539

The accompanying notes are an integral part of the financial statements.

	Small Cap Value Fund
	Year Ended 12/31/99	Year Ended 12/31/98
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$465,654	$497,853
Net realized gain (loss) on investments, futures, foreign currency related transactions and options	(9,103,794)	2,865,968
Net change in unrealized appreciation (depreciation)	8,410,385	(21,853,516)

Net increase (decrease) in net assets resulting from operations	(227,755)	(18,489,695)

Distributions to shareholders (Note B):
From net investment income	0	(510,298)
From net realized gain on investments	(18,030)	(7,958,253)
In excess of net realized gain on investments	0	(3,918,953)

Net decrease in net assets resulting from distributions	(18,030)	(12,387,504)

Capital stock transactions:
Net proceeds from sales	2,990,161	20,266,376
Net proceeds from reinvestment of distributions	18,030	12,387,504
Cost of shares redeemed	(21,340,930)	(9,969,055)

Net increase (decrease) in net assets from capital stock transactions	(18,332,739)	22,684,825

Total increase (decrease) in net assets	(18,578,524)	(8,192,374)
Net assets at beginning of period	99,791,173	107,983,547

Net assets at end of period*	$81,212,649	$99,791,173

Shares issued and repurchased:
Shares sold	340,448	1,712,251
Shares issued to shareholders from reinvestment of distributions	1,969	1,477,611
Shares repurchased	(2,508,978)	(871,563)

Net increase (decrease)	(2,166,561)	2,318,299

*Includes undistributed (overdistributed) distributions of net investment income	$462,571	$—

The accompanying notes are an integral part of the financial statements.

PROTECTIVE INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period

	Year Ended
Global Income Fund
	12/31/99	12/31/98	12/31/97	12/31/96	12/31/95
Net asset value, beginning of period	$10.650	$10.134	$10.177	$10.074	$9.558

Income (loss) from investment operations:
Net investment income	0.496	0.422	0.558	0.628	0.607
Net realized and unrealized gain (loss)	(0.624)	0.631	0.455	0.310	0.968

Total from investment operations	(0.128)	1.053	1.013	0.938	1.575

Less Distributions:
From net investment income	0.000	(0.255)	(0.917)	(0.628)	(0.553)
In excess of net investment income	0.000	(0.000)	0.000	(0.036)	(0.323)
From net realized gain	(0.045)	(0.282)	(0.139)	(0.171)	(0.183)

Total distributions	(0.045)	(0.537)	(1.056)	(0.835)	(1.059)

Net asset value, end of period	$10.477	$10.650	$10.134	$10.177	$10.074

Total Return (a)	(1.20)%	10.40%	9.94%	9.48%	16.94%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$63,817	$62,763	$48,833	$37,675	$31,085
Ratios to average net assets:
Net expenses (b)	1.10%	1.10%	1.10%	1.10%	1.10%
Gross expenses (b)	1.29%	1.28%	1.32%	1.42%	1.50%
Net investment income (b)	4.24%	4.71%	5.27%	5.71%	5.94%
Portfolio Turnover Rate	189%	194%	369%	214%	295%
	Year Ended
International Equity Fund
	12/31/99	12/31/98	12/31/97	12/31/96	12/31/95
Net asset value, beginning of period	$14.305	$12.452	$12.865	$11.045	$9.581

Income (loss) from investment operations:
Net investment income	0.180	(0.018)	0.038	0.140	0.067
Net realized and unrealized gain (loss)	4.490	2.584	0.525	1.955	1.817

Total from investment operations	4.670	2.566	0.563	2.095	1.884

Less Distributions:
From net investment income	(0.054)	(0.006)	(0.238)	(0.005)	(0.076)
In excess of net investment income	0.000	0.000	0.000	0.000	(0.344)
From net realized gain	(0.243)	(0.707)	(0.738)	(0.270)	0.000

Total distributions	(0.297)	(0.713)	(0.976)	(0.275)	(0.420)

Net asset value, end of period	$18.678	$14.305	$12.452	$12.865	$11.045

Total Return (a)	33.11%	20.65%	4.42%	19.00%	19.66%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$224,935	$174,985	$131,887	$96,736	$58,842
Ratios to average net assets:
Net expenses (b)	1.10%	1.10%	1.10%	1.10%	1.10%
Gross expenses (b)	1.33%	1.39%	1.37%	1.38%	1.55%
Net investment income (b)	0.47%	0.37%	0.34%	0.52%	0.96%
Portfolio Turnover Rate	91%	79%	34%	38%	40%

The accompanying notes are an integral part of the financial statements.

	Year Ended
Capital Growth Fund					For the Period 6/13/95* to 12/31/95
	12/31/99	12/31/98	12/31/97	12/31/96
Net asset value, beginning of period	$20.873	$15.820	$12.647	$10.613	$10.000

Income from investment operations:
Net investment income	0.025	0.081	0.104	0.134	0.080
Net realized and unrealized gain	5.697	5.427	4.243	2.209	0.613

Total from investment operations	5.722	5.508	4.347	2.343	0.693

Less Distributions:
From net investment income	0.000	(0.081)	(0.104)	(0.134)	(0.080)
In excess of net investment income	0.000	(0.000)	(0.000)	(0.002)	(0.000)
From net realized gain	(0.302)	(0.374)	(1.070)	(0.125)	0.000
In excess of net realized gain	0.000	0.000	0.000	(0.048)	0.000

Total distributions	(0.302)	(0.455)	(1.174)	(0.309)	(0.080)

Net asset value, end of period	$26.293	$20.873	$15.820	$12.647	$10.613

Total Return (a)	27.76%	34.76%	34.57%	22.05%	6.93%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$268,155	$155,149	$75,042	$30,299	$10,716
Ratios to average net assets:
Net expenses (b)	0.80%	0.80%	0.80%	0.80%	0.80%
Gross expenses (b)	0.85%	0.86%	0.97%	1.02%	1.62%
Net investment income (b)	0.12%	0.54%	0.90%	1.54%	2.57%
Portfolio Turnover Rate	38%	28%	61%	35%	5%
	Year Ended
Growth and Income Fund
	12/31/99	12/31/98	12/31/97	12/31/96	12/31/95
Net asset value, beginning of period	$14.068	$15.762	$14.183	$12.197	$9.661

Income (loss) from investment operations:
Net investment income	0.221	0.193	0.132	0.266	0.246
Net realized and unrealized gain (loss)	0.615	(0.651)	4.030	2.987	2.854

Total from investment operations	0.836	(0.458)	4.162	3.253	3.100

Less Distributions:
From net investment income	(0.011)	(0.183)	(0.131)	(0.266)	(0.246)
From net realized gain	(0.177)	(1.053)	(2.452)	(1.001)	(0.318)
In excess of net realized gain	0.000	(0.000)	(0.000)	(0.000)	(0.000)

Total distributions	(0.188)	(1.236)	(2.583)	(1.267)	(0.564)

Net asset value, end of period	$14.716	$14.068	$15.762	$14.183	$12.197

Total Return (a)	5.99%	(2.92)%	29.84%	26.82%	32.29%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$346,481	$388,290	$356,503	$210,587	$128,076
Ratios to average net assets:
Net expenses (b)	0.80%	0.80%	0.80%	0.80%	0.80%
Gross expenses (b)	0.86%	0.85%	0.85%	0.88%	0.93%
Net investment income (b)	1.41%	1.25%	0.88%	2.11%	2.36%
Portfolio Turnover Rate	116%	116%	69%	49%	55%

The accompanying notes are an integral part of the financial statements.

	Year Ended
CORE U.S. Equity Fund
	12/31/99	12/31/98	12/31/97	12/31/96	12/31/95
Net asset value, beginning of period	$22.157	$18.409	$15.437	$13.109	$9.839

Income (loss) from investment operations:
Net investment income	0.113	0.132	0.170	0.180	0.143
Net realized and unrealized gain (loss)	4.973	3.981	4.568	2.706	3.470

Total from investment operations	5.086	4.113	4.738	2.886	3.613

Less Distributions:
From net investment income	(0.003)	(0.133)	(0.165)	(0.180)	(0.143)
From net realized gain	(0.102)	(0.232)	(1.601)	(0.378)	(0.200)
In excess of net realized gain	0.000	0.000	0.000	0.000	0.000

Total distributions	(0.105)	(0.365)	(1.766)	(0.558)	(0.343)

Net asset value, end of period	$27.138	$22.157	$18.409	$15.437	$13.109

Total Return (a)	23.02%	22.33%	30.95%	21.94%	36.73%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$371,539	$262,994	$177,210	$101,624	$56,723
Ratios to average net assets:
Net expenses (b)	0.80%	0.80%	0.80%	0.80%	0.80%
Gross expenses (b)	0.85%	0.85%	0.86%	0.91%	1.01%
Net investment income (b)	0.50%	0.71%	1.06%	1.44%	1.69%
Portfolio Turnover Rate	55%	48%	61%	34%	60%
	Year Ended
Small Cap Value Fund
	12/31/99	12/31/98	12/31/97	12/31/96	12/31/95
Net asset value, beginning of period	$8.657	$11.726	$10.022	$9.345	$8.951

Income (loss) from investment operations:
Net investment income	0.049	0.049	0.040	0.030	0.079
Net realized and unrealized gain (loss)	(0.028)	(1.885)	3.162	1.840	0.502

Total from investment operations	0.021	(1.836)	3.202	1.870	0.581

Less Distributions:
From net investment income	0.000	(0.051)	(0.038)	(0.030)	(0.079)
From net realized gain	(0.002)	(0.792)	(1.460)	(1.163)	(0.031)
In excess of net realized gain	0.000	(0.390)	0.000	0.000	(0.077)

Total distributions	(0.002)	(1.233)	(1.498)	(1.193)	(0.187)

Net asset value, end of period	$8.676	$8.657	$11.726	$10.022	$9.345

Total Return (a)	0.24%	(15.32)%	32.20%	20.22%	6.46%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$81,213	$99,791	$107,984	$64,433	$43,830
Ratios to average net assets:
Net expenses (b)	0.80%	0.80%	0.80%	0.80%	0.80%
Gross expenses (b)	0.90%	0.89%	0.89%	0.94%	1.00%
Net investment income (b)	0.52%	0.45%	0.38%	0.31%	1.09%
Portfolio Turnover Rate	87%	96%	99%	100%	60%

The accompanying notes are an integral part of the financial statements.

PROTECTIVE INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS (continued)

*  Commencement of operations.

(a)  Total return is calculated assuming a purchase of shares at net asset value per share on the last day of the prior fiscal period and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return for a period of less than one year is not annualized. Total return would have been lower had Protective Investment Advisors, Inc. not reimbursed certain Fund expenses.

(b)  Annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

PROTECTIVE INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE A – ORGANIZATION

Protective Investment Company (the "Company") was incorporated in the State of Maryland on September 2, 1993 as an open-end management investment company. The Company offers six separately managed pools of assets which have differing investment objectives and policies. The Company currently issues shares in six funds: Global Income Fund, International Equity Fund, Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund, and Small Cap Value Fund (individually a "Fund" and collectively the "Funds"). The Company previously offered the Money Market Fund in addition to the six Funds described above. The Money Market Fund was liquidated on April 28, 1999. The net asset value of the fund at the liquidation date amounted to $7,288,776. The Company had no operations prior to March 2, 1994, other than those relating to organizational matters. The initial capital contribution of $50,000, $10,000 per fund, resulting in 1,000 shares being issued by each of the Global Income Fund, International Equity Fund, Growth and Income Fund, CORE U.S. Equity Fund and Small Cap Value Fund, was provided on March 2, 1994 by Protective Life Insurance Company. The Company commenced investment operations on March 14, 1994. On June 13, 1995 the Capital Growth Fund commenced investment operations by issuing 100,000 shares of stock to Protective Life Insurance Company ("Protective Life") in exchange for an initial contribution of $1,000,000.

The Company offers each Fund to separate accounts of Protective Life and Protective Life and Annuity Insurance Company as funding vehicles for certain variable annuity and variable life contracts issued by Protective Life and Protective Life and Annuity Insurance Company through separate accounts.

NOTE B – SIGNIFICANT ACCOUNTING POLICIES

The accounting policies adopted by the Company are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Valuation of Investments – The Company's portfolio securities traded on a national securities exchange are valued at the last sale price, or, if no sale occurs, at the mean between the closing bid and closing asked prices. Portfolio securities traded over-the-counter are valued at the last sale price, or, if no sale occurs, at the mean between the last bid and asked prices. Debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by Goldman Sachs Asset Management, investment adviser to the Company, and approved by the board of directors of the Company. Short-term securities with a remaining maturity of 60 days or less are valued at their amortized cost which approximates market value. Options and futures contracts are valued at the last sale price on the market where such options or futures contracts are principally traded. Options traded over-the-counter are valued based upon prices provided by market makers in such securities or dealers in such currencies. Securities for which current market quotations are unavailable or for which quotations are not deemed by the investment adviser to be representative of market values are valued at fair value as determined in good faith pursuant to procedures established by the board of directors.

Foreign Securities – Foreign securities traded on a recognized securities exchange are valued at the last sale price in the principal market where they are traded, or, if closing prices are unavailable, at the last sale price available prior to the time a Fund's net asset value is determined. Foreign portfolio securities prices are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange.

Repurchase Agreements – In connection with transactions in repurchase agreements, the Company's custodian takes possession of the underlying collateral securities, the fair value of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to delay due to legal proceedings and the Fund may suffer a loss.

Investment Transactions – Investment security transactions are recorded on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost.

Investment Income – Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis.

Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rate of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss from investments. Net realized exchange gains (losses) from foreign currency transactions represent net realized exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income recorded on the Funds' accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

Forward Currency Contracts – A forward foreign currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in the market value is recorded by the Funds as an unrealized gain or loss. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service. A forward may be closed prior to the contractual settlement date by entering into an offsetting position in the same currency with the same settlement terms. The unrealized gain or loss resulting from the offsetting transaction is not realized until the contractual settlement date. On the contractual settlement date the Fund recognizes a realized gain or loss equal to the difference between the value of the forward when entered into and the value of the forward on the contractual settlement date. The Funds could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Funds may enter into forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates, and to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The International Equity and Global Income Funds also may use the contracts to seek to increase total return when the Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

Call and Put Options – A call option written by a Fund obligates the Fund to sell a specified currency or security to the option holder at a specified price at any time before or on the expiration date. A put option written by a Fund obligates the Fund to purchase a specified currency or security from the option holder at a specified price at any time before or on the expiration date. These transactions involve a risk that a Fund may, upon exercise of the option, be required to sell currency or securities at a price that is less than its current market value or be required to purchase currency or securities at a price that exceeds its current market value. A Fund may also realize gains or losses by entering into closing purchase transactions identical to call or put options that have been written by the Fund in order to terminate its obligation under a call or put option. In determining the amount of gain or loss realized, the option premium paid and related transactions costs are added to the exercise price. The Funds enter into option transactions to hedge against the fluctuation in a security's value, an index's value or a foreign currency's value. In addition, the International Equity and Global Income Funds may purchase call or put options on currency to seek to increase total return when the Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

Futures Contracts – In order to gain exposure to or protect against declines in security values, the Funds may buy and sell futures contracts. The Funds may also buy or write put or call options on these futures contracts. A Fund generally sells futures contracts to hedge against declines in the value of portfolio securities. A Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities. The Funds segregate assets to cover their respective commitments under such futures contracts. Upon entering into a futures contract, a Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Expenses – The Company's expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the board of directors may direct or approve.

Distributions – Distributions from net investment income and net realized gains, if any, are declared and distributed annually. Distributions are recorded on the ex-dividend date.

Federal Income Taxes – Each Fund of the Company is treated as a separate entity for federal tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains. Income distributions and capital gains distributions of a Fund are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures and options, foreign currency transactions and losses deferred due to wash sales. Any permanent book and tax basis differences at fiscal year-end have been reclassified to paid-in capital to reflect the tax characterization.

At December 31, 1999, the following Funds have available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains:

Expires December 31, 2007
Global Income Fund	$1,381,249
Small Cap Value Fund	11,716,063

Under current tax law, certain capital and currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 1999 the Global Income Fund, the Growth and Income Fund, and the Small Cap Value Fund elected to defer net capital and currency losses arising between November 1, 1999 and December 31, 1999 of $133,027, $381,571 and $1,130,359, repectively.

NOTE C – AGREEMENTS AND FEES

The Company has entered into an investment management agreement with Protective Investment Advisors, Inc. ("PIA" or the "Investment Manager"), a wholly-owned subsidiary of Protective Life Corporation, under which the Company agrees to pay for business management and administrative services furnished by the Investment Manager. For its services to the Company, the Investment Manager receives a monthly management fee based on the average daily net assets of each Fund at the following annual rates: Global Income Fund, 1.10%; International Equity Fund, 1.10%; Capital Growth Fund, 0.80%; Growth and Income Fund, 0.80%; CORE U.S. Equity Fund, 0.80%; and Small Cap Value Fund, 0.80%.

In order to limit expenses, PIA has voluntarily undertaken to pay certain operating expenses of the Company or of any Fund to the extent that such expenses (excluding brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses, as accrued for each Fund) exceed the following percentages of that Fund's average daily net assets on an annualized basis: Global Income Fund, 1.10%; International Equity Fund, 1.10%; Capital Growth Fund, 0.80%; Growth and Income Fund, 0.80%; CORE U.S. Equity Fund, 0.80%; and Small Cap Value Fund, 0.80%. During the period ended December 31, 1999, the amount of such expenses assumed by PIA for the Global Income Fund, the International Equity Fund, the Capital Growth Fund, the Growth and Income Fund, the CORE U.S. Equity Fund and the Small Cap Value Fund were $121,511, $414,409, $110,677, $206,242, $162,010 and $86,842, respectively. PIA may terminate its obligations to pay such expenses upon 120 days notice to the Company.

Goldman Sachs Asset Management International acts as the investment adviser (the "Adviser") to Global Income Fund and International Equity Fund. Goldman Sachs Asset Management acts as the Adviser of Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund and Small Cap Value Fund. Each Adviser has entered into an investment advisory agreement with the Investment Manager under which the Adviser manages the investment portfolios of the Fund of which it is Adviser. As compensation for their services, the Advisers receive a monthly fee from the Investment Manager based on the average daily net assets of each Fund at the following annual rates: Global Income Fund and International Equity Fund, 0.40% of the first $100 million, 0.30% of the next $100 million, and 0.25% of assets in excess of $200 million; Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund and Small Cap Value Fund, 0.40% of the first $100 million, 0.30% of the next $100 million, and 0.20% of assets in excess of $200 million.

Directors of the Company who are not interested persons receive an annual fee of $2,000 and $2,000 for each meeting attended. Beginning with the third quarter of 1999, these fees have been increased to an annual fee of $5,000 and $2,500 for each meeting attended.

NOTE D – INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities, for the year ended December 31, 1999, were as follows:

	Non-U.S. Government Purchases	U.S. Government Purchases	Non-U.S. Government Sales	U.S. Government Sales
Global Income Fund	$92,201,138	$26,446,974	$81,629,387	$30,158,844
International Equity Fund	164,791,755	0	168,797,938	0
Capital Growth Fund	136,370,386	839,629	76,533,929	0
Growth and Income Fund	375,850,815	9,258,950	466,422,104	0
CORE U.S. Equity Fund	216,982,671	965,216	169,738,649	0
Small Cap Value Fund	72,255,302	0	79,800,439	0

The identified cost of investments in securities owned by each Fund for federal income tax purposes and their respective gross unrealized appreciation and depreciation at December 31, 1999 were as follows:

		Gross Unrealized
				Net Unrealized Appreciation (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
Global Income Fund	$62,561,705	$1,245,875	$(2,320,896)	$(1,075,021)
International Equity Fund	173,236,586	56,427,304	(4,693,912)	51,733,392
Capital Growth Fund	191,739,884	82,591,713	(7,242,813)	75,348,900
Growth and Income Fund	326,674,791	36,008,791	(17,279,748)	18,729,043
CORE U.S. Equity Fund	270,765,043	113,596,182	(13,289,142)	100,307,040
Small Cap Value Fund	87,045,657	8,591,973	(14,685,316)	(6,093,343)

For the year ended December 31, 1999, the Funds' Adviser, earned approximately $2,278, $9,252, $67,787 and $15,846 of brokerage commissions, respectively, from portfolio transactions executed on behalf of the International Equity Fund, Capital Growth Fund, Growth and Income Fund, and Small Cap Value Fund, respectively.

NOTE E – SHAREHOLDER TRANSACTIONS

The authorized capital stock of the Company consists of 1 billion shares, par value $.001 per share. 600 million of the authorized shares have been divided into, and may be issued in, six designated Funds as follows: Global Income Fund, 100 million shares; International Equity Fund, 100 million shares; Capital Growth Fund, 100 million shares; Growth and Income Fund, 100 million shares; CORE U.S. Equity Fund, 100 million shares and Small Cap Value Fund, 100 million shares.

NOTE F – TAX INFORMATION NOTICE

For Federal income tax purposes, the following information is furnished with respect to the distributions of the Funds for its fiscal year ended December 31, 1999; which designates long term capital gain dividends paid.

Long Term Capital Gain Dividends Paid
Global Income Fund	$132,924
International Equity Fund	2,886,816
Capital Growth Fund	1,886,927
Growth and Income Fund	4,305,058
CORE U.S. Equity Fund	1,353,110
Small Cap Value Fund	18,030

NOTE G – FORWARD FOREIGN CURRENCY CONTRACTS

At December 31, 1999, outstanding forward exchange currency contracts, which contractually obligate the Fund to deliver currencies at a specified date, were as follows:

GLOBAL INCOME FUND
	U.S. $ Cost on Origination Date	12/31/99 U.S. $ Value	Unrealized Appreciation (Depreciation)
Foreign Currency Purchase Contracts
AUD, expiring 03/23/00 (2 contracts)	$1,282,265	$1,324,330	$42,065
CAD, expiring 02/29/00 (1 contract)	628,479	643,129	14,650
SEK, expiring 03/16/00 (1 contract)	237,110	236,927	(183)

	2,147,854	2,204,386	56,532

Foreign Currency Sale Contracts	U.S. $ Cost on Origination Date	12/31/99 U.S. $ Value	Unrealized Appreciation (Depreciation)
DKK, expiring 01/21/00 (1 contract)	$1,301,454	$1,221,691	$79,763
EUR, expiring 01/26/00-03/15/00 (3 contracts)	19,908,993	18,684,845	1,224,148
GBP, expiring 03/06/00 (1 contract)	4,760,288	4,800,215	(39,927)
JPY, expiring 02/17/00 (8 contracts)	13,870,573	14,102,998	(232,425)
NZD, expiring 02/15/00 (1 contract)	1,133,376	1,150,954	(17,578)

	40,974,684	39,960,703	1,013,981

Offsetting forward currency contracts not yet settled (45 contracts)			178,180

Net unrealized appreciation			$1,248,693

INTERNATIONAL EQUITY FUND
Foreign Currency Purchase Contracts
EUR, expiring 01/26/00 (1 contract)	$371,140	$358,493	$(12,647)

Foreign Currency Sale Contracts
EUR, expiring 01/07/00-03/15/00 (2 contracts)	265,306	265,985	(679)
JPY, expiring 02/17/00 (7 contracts)	21,490,012	21,565,348	(75,336)
HKD, expiring 06/08/00 (1 contract)	5,611,740	5,611,283	457

	27,367,058	27,442,616	(75,558)

Offsetting forward currency contracts not yet settled (11 contracts)			(248,853)

Net unrealized depreciation			$(337,058)

Glossary of Terms
AUD - Australian Dollar
CAD - Canadian Dollar
DEM - Deutsche Mark
DKK - Danish Krona
EUR - Euro
GBP - Great British Pound
HKD - Hong Kong Dollar
JPY - Japanese Yen
NZD - New Zealand Dollar
SEK - Swedish Krona
USD - United States Dollar

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Investors of Protective Investment Company:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Protective Investment Company (the "Company"), consisting of Global Income Fund, International Equity Fund, Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund and Small Cap Value Fund at December 31, 1999, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 11, 2000

PROTECTIVE INVESTMENT COMPANY

DIRECTORS AND OFFICERS

D. Warren Bailey, Director
G. Ruffner Page, Jr., Director
Cleophus Thomas, Jr., Director
Michael D. Luce, Director
Carolyn King, President and Chairman
Richard J. Bielen, Director, Vice President and Compliance Officer
Jerry W. DeFoor, Vice President and Chief Accounting Officer
Kevin B. Borie, Treasurer
Steve M. Callaway, Secretary

INVESTMENT MANAGER

Protective Investment Advisors, Inc.

INVESTMENT ADVISERS

Goldman Sachs Asset Management
Goldman Sachs Asset Management International

PRINCIPAL UNDERWRITER

Investment Distributors, Inc.

Protective Investment Advisors, Inc., Investment Distributors, Inc.,
Protective Life Insurance Company and Protective Life and Annuity Insurance Company
are each subsidiaries of Protective Life Corporation

The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Company and Separate Account prospectuses which contain important information concerning the Company, the Separate Account and its current public offering of variable insurance and annuity contracts.